                                                                     Exhibit 4.2

--------------------------------------------------------------------------------



                                STANDARD TERMS



                                      TO



                    POOLING AND MASTER SERVICING AGREEMENT



                ______________________________________________



                    Fremont Mortgage Securities Corporation

                           Pass-Through Certificates

                             November 1999 Edition




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

                                TABLE OF CONTENTS
                                _______________

Section                                                                  Page
-------                                                                  ----
RECITALS................................................................    1

STANDARD TERMS..........................................................    1

ARTICLE I DEFINITIONS...................................................    1

     Section 1.01.  Defined Terms.......................................    1
     Accounting Date....................................................    1
     Advance............................................................    1
     Affiliate..........................................................    1
     Annual Compliance Statement........................................    1
     ARM Loan...........................................................    1
     Asset Proceeds Account.............................................    1
     Available Distribution.............................................    1
     Basis Limit Amount.................................................    2
     Beneficial Owner...................................................    2
     Benefit Plan Affidavit.............................................    2
     Benefit Plan Opinion...............................................    2
     Book-Entry Securities..............................................    2
     Borrower...........................................................    2
     Business Day.......................................................    2
     Certificate of Title Insurance.....................................    2
     Class..............................................................    2
     Clearing Agency....................................................    2
     Clearing Agency Participant........................................    2
     Closing Date.......................................................    3
     Code...............................................................    3
     Converted Mortgage Loan............................................    3
     Corporate Trust Office.............................................    3
     Custodian..........................................................    3
     Cut-off Date.......................................................    3
     Defect Discovery Date..............................................    3
     Deleted Mortgage Loan..............................................    3
     Directly Operate...................................................    3
     Disqualified Organization..........................................    3
     Disqualified Organization Affidavit................................    3
     Distribution Account...............................................    3
     Distribution Date..................................................    3
     Double REMIC Series................................................    3
     Due Period.........................................................    4
     Eligible Account...................................................    4
     ERISA..............................................................    4
     Event of Default...................................................    4
     Final Certification................................................    4
     Fiscal Year........................................................    4
     FNMA Guidelines....................................................    4

     Fraud Losses.......................................................    4
     Holders or Securityholders.........................................    4
     Independent Contractor.............................................    4
     Initial Certification..............................................    4
     Insurer............................................................    5
     Interim Certification..............................................    5
     Issuing REMIC......................................................    5
     Letter of Credit...................................................    5
     Loan-to-Value Ratio................................................    5
     Master Servicer....................................................    5
     Master Servicer Compensation.......................................    5
     Master Servicer Custodial Account..................................    5
     Master Servicer Errors and Omissions Insurance Policy..............    5
     Master Servicer Fidelity Bond......................................    5
     Master Servicer Remittance Date....................................    5
     Master Servicer Reporting Date.....................................    6
     Master Servicing Fee...............................................    6
     Master Servicing Fee Rate..........................................    6
     Mortgage Assets....................................................    6
     Mortgage Asset Schedule............................................    6
     Mortgagor Bankruptcy Losses........................................    6
     Negative Amortization Amount.......................................    6
     Net Rate...........................................................    6
     New Lease..........................................................    6
     Non-Recoverable Advance............................................    6
     Non-U.S. Person....................................................    6
     Note...............................................................    7
     Officer............................................................    7
     Opinion of Counsel.................................................    7
     Pass-Through Rate..................................................    7
     Paying Agent.......................................................    7
     Percentage Interest................................................    7
     Permitted Investments..............................................    7
     Person.............................................................    8
     Plan...............................................................    8
     Plan Asset Regulations.............................................    8
     Plan Investor......................................................    8
     Pooling and Master Servicing Agreement.............................    8
     Pooling REMIC......................................................    8
     Pooling REMIC Subaccounts..........................................    8
     Prepayment Period..................................................    8
     Private Security...................................................    8
     Purchase Price.....................................................    8
     Purchaser..........................................................    9
     Qualification Defect...............................................    9
     Qualified Institutional Buyer......................................    9
     Qualified Substitute Mortgage Asset................................    9
     Rating Agency......................................................   10
     Realized Interest Shortfall........................................   10
     Realized Loss......................................................   10
     Record Date........................................................   10
     Recordation Report.................................................   10
     Redeeming Purchase.................................................   10
     Redemption Account.................................................   10

                                     (ii)

     Redemption Date....................................................   10
     Redemption Price...................................................   10
     Regular Interest...................................................   10
     Regular Security...................................................   10
     REMIC..............................................................   10
     REMIC Provisions...................................................   11
     Remittance Date....................................................   11
     Remittance Report..................................................   11
     Rents From Real Property...........................................   11
     REO................................................................   11
     REO Disposition....................................................   11
     Request for Release................................................   11
     Reserve Fund.......................................................   11
     Residual Interest..................................................   11
     Residual Security..................................................   11
     Residual Transferee Agreement......................................   11
     Rule 144A..........................................................   11
     Rule 144A Agreement................................................   11
     Rule 144A Securities...............................................   11
     Scheduled Principal Balance........................................   11
     Securities Act.....................................................   11
     Security...........................................................   11
     Security Principal Balance.........................................   12
     Security Register and Security Registrar...........................   12
     Seller.............................................................   12
     Senior Percentage..................................................   12
     Senior Prepayment Percentage.......................................   12
     Series.............................................................   12
     Servicer...........................................................   12
     Servicing Agreement................................................   12
     Shortfall..........................................................   12
     Soldiers'and Sailors'Shortfall.....................................   12
     Special Hazard Insurance Policy....................................   12
     Special Hazard Losses..............................................   12
     Special Tax Consent................................................   12
     Special Tax Opinion................................................   12
     Standard Terms.....................................................   12
     Subaccount.........................................................   13
     TAPRI Certificate..................................................   13
     Tax Matters Person.................................................   13
     Terminating Purchase...............................................   13
     Termination Account................................................   13
     Termination Price..................................................   13
     Transferee Agreement...............................................   13
     Trust..............................................................   13
     Trust Estate.......................................................   13
     Trustee............................................................   13
     Trustee Mortgage Asset File........................................   13
     UCC................................................................   14
     Unpaid Principal Balance...........................................   14
     U.S. Person........................................................   14
     Voting Rights......................................................   14
     Withholding Agent..................................................   15

                                     (iii)

ARTICLE II MORTGAGE ASSET FILES...............................................   15

     Section 2.01.  Mortgage Asset Files......................................   15
     Section 2.02.  Acceptance by the Trustee.................................   15
     Section 2.03.  Purchase or Substitution of Mortgage Assets by the Seller,
                    the Servicer or the Company...............................   17
     Section 2.04.  Representations and Warranties of the Company.............   21
     Section 2.05.  Representations, Warranties and Covenants of the Master
                    Servicer..................................................   22

ARTICLE III ADMINISTRATION OF THE TRUST.......................................   23

     Section 3.01.  Master Servicer Custodial Account.........................   23
     Section 3.02.  Asset Proceeds Account....................................   24
     Section 3.03.  Issuing REMIC Accounts....................................   25
     Section 3.04.  Advances by Master Servicer and Trustee...................   25
     Section 3.05.  Month End Interest........................................   27
     Section 3.06.  Trustee to Cooperate; Release of Mortgage Files...........   27
     Section 3.07.  Reports to the Trustee; Annual Compliance Statements......   28
     Section 3.08.  Title, Management and Disposition of Any REO..............   28
     Section 3.09.  Amendments to Servicing Agreements........................   31
     Section 3.10.  Oversight of Servicing....................................   31

ARTICLE IV REPORTING/REMITTING TO SECURITYHOLDERS.............................   32

     Section 4.01.  Statements to Securityholders.............................   32
     Section 4.02.  Remittance Reports........................................   33
     Section 4.03.  Compliance with Withholding Requirements..................   34
     Section 4.04.  Reports of Security Principal Balances to The Depository
                    Trust Company.............................................   34
     Section 4.05.  Preparation of Regulatory Reports.........................   34

ARTICLE V THE POOLING INTERESTS AND THE SECURITIES............................   35

     Section 5.01.  Pooling REMIC Interests...................................   35
     Section 5.02.  The Securities............................................   35
     Section 5.03.  Book-Entry Securities.....................................   36
     Section 5.04.  Registration of Transfer and Exchange of Securities.......   36
     Section 5.05.  Restrictions on Transfer..................................   37
     Section 5.06.  Mutilated, Destroyed, Lost or Stolen Securities...........   39
     Section 5.07.  Persons Deemed Owners.....................................   39
     Section 5.08.  Appointment of Paying Agent...............................   39

ARTICLE VI THE COMPANY AND THE MASTER SERVICER................................   39

     Section 6.01.  Liability of the Company and the Master Servicer..........   39
     Section 6.02.  Merger or Consolidation of the Company or the Master
                    Servicer..................................................   39
     Section 6.03.  Limitation on Liability of the Company, the Master Servicer
                    and Others................................................   40
     Section 6.04.  Resignation of the Master Servicer........................   40
     Section 6.05.  Compensation to the Master Servicer.......................   40
     Section 6.06.  Assignment or Delegation of Duties by the Master
                    Servicer..................................................   41

ARTICLE VII  TERMINATION OF SERVICING AND MASTER SERVICING ARRANGEMENTS.......   41

     Section 7.01.  Termination and Substitution of Servicing Agreements......   41
     Section 7.02.  Termination of Master Servicer; Trustee to Act............   42

                                     (iv)

     Section 7.03.  Notification to Securityholders...........................   43

ARTICLE VIII CONCERNING THE TRUSTEE...........................................   44

     Section 8.01.  Duties of Trustee.........................................   44
     Section 8.02.  Certain Matters Affecting the Trustee.....................   45
     Section 8.03.  Trustee Not Liable for Securities or Mortgage Assets......   46
     Section 8.04.  Trustee May Own Securities................................   46
     Section 8.05.  Trustee's Fees and Expenses...............................   46
     Section 8.06.  Eligibility Requirements for Trustee......................   47
     Section 8.07.  Resignation and Removal of the Trustee....................   47
     Section 8.08.  Successor Trustee.........................................   48
     Section 8.09.  Merger or Consolidation of Trustee........................   48
     Section 8.10.  Appointment of Co-Trustee or Separate Trustee.............   48
     Section 8.11.  Appointment of Custodians.................................   49
     Section 8.12.  Trustee May Enforce Claims Without Possession of
                    Certificates..............................................   49

ARTICLE IX REDEMPTION OF SECURITIES AND TERMINATION OF TRUST..................   49

     Section 9.01.  Redemption................................................   49
     Section 9.02.  Termination...............................................   50
     Section 9.03.  Procedure for Redemption or Termination...................   50
     Section 9.04.  Additional Termination Requirements.......................   51

ARTICLE X REMIC TAX PROVISIONS................................................   52

     Section 10.01.  REMIC Administration.....................................   52
     Section 10.02.  Prohibited Activities....................................   53

ARTICLE XI MISCELLANEOUS PROVISIONS...........................................   54

     Section 11.01.  Amendment of Pooling and Master Servicing Agreement......   54
     Section 11.02.  Recordation of Agreement; Counterparts...................   54
     Section 11.03.  Limitation on Rights of Securityholders..................   55
     Section 11.04.  Notices..................................................   55
     Section 11.05.  Severability of Provisions...............................   56
     Section 11.06.  Sale of Mortgage Assets..................................   56
     Section 11.07.  Notice to Rating Agency..................................   56


          Exhibit A-1       Form of Initial Certification
          Exhibit A-2       Form of Interim Certification
          Exhibit A-3       Form of Final Certification
          Exhibit B         Form of Recordation Report
          Exhibit C         Form of Remittance Report
          Exhibit D         Form of Rule 144A Agreement - QIB Certification
          Exhibit E         Form of Transferee Agreement
          Exhibit F         Form of Benefit Plan Affidavit
          Exhibit G         Form of Residual Transferee Agreement
          Exhibit H-1       Form of Non-U.S. Person Affidavit
          Exhibit H-2       Form of U.S. Person Affidavit

                                      (v)

                                   RECITALS

         Fremont Mortgage Securities Corporation (the "Company"), a corporation licensed to perform servicing activities (the "Master Servicer") and a banking association or corporation as trustee (the "Trustee") have entered into a Pooling and Master Servicing Agreement that provides for the issuance of pass-through certificates ("Securities") that in the aggregate evidence the entire interest in Mortgage Assets or certificates or securities evidencing an interest therein and other property owned by the Trust created by such Pooling and Master Servicing Agreement. These Standard Terms are a part of, and are incorporated by reference into, the Pooling and Master Servicing Agreement.

                                STANDARD TERMS

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made in the Pooling and Master Servicing Agreement and as hereinafter set forth, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01.  Defined Terms.

         Except as otherwise specified herein or in a Pooling and Master Servicing Agreement or as the context may otherwise require, whenever used in this Agreement, the following words and phrases shall have the meanings specified in this Article. Capitalized words and phrases used herein but not defined herein shall, when applied to a Trust, have the meanings set forth in the Servicing Agreement(s) assigned to such Trust as in effect on the date of this Agreement. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

         "Accounting Date": With respect to each Distribution Date, the last day of the month preceding the month in which such Distribution Date occurs.

         "Advance": As to any Mortgage Asset, any advance of principal and interest, taxes, insurance or expenses made by a Servicer, the Master Servicer, the Trustee or an Insurer.

         "Affiliate": Any person or entity controlling, controlled by or under common control with the Company or the Master Servicer. "Control" means the power to direct the management and policies of a person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Annual Compliance Statement": The Officer's Certificate required to be delivered annually by the Master Servicer pursuant to Section 3.07 hereof.

         "ARM Loan": An "adjustable rate" mortgage loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Note.

         "Asset Proceeds Account": The account or accounts created and maintained for a Trust pursuant to Section 3.02 hereof.

         "Available Distribution": Unless otherwise provided in the Pooling and Master Servicing Agreement, on each Distribution Date the Available Distribution shall equal the sum of the following:

         (a) Monthly Payments due during the preceding Due Period, to the extent paid by the Borrower or advanced by a Servicer, the Master Servicer, the Trustee or an Insurer;

         (b) all amounts deposited in the Asset Proceeds Account on account of Mortgage Assets sold by the Trust to a Purchaser during the preceding Prepayment Period; and

         (c) all other payments (other than late charges, conversion fees and similar charges and fees retained by a Servicer pursuant to the related Servicing Agreeement) received by the Trust in connection with any unscheduled principal payments or recoveries on the Mortgage Assets during the preceding Prepayment Period, including Liquidation Proceeds and Insurance Proceeds, together with interest received on the principal portion thereof by the Trust (including Month End Interest paid by a Servicer or the Master Servicer) through the Accounting Date preceding the Distribution Date, less the sum of (i) expenses associated with such recovery, and (ii) any unreimbursed Advances on such Mortgage Assets;

minus the Servicing Fee and Master Servicing Fee allocable to each Mortgage Asset from payments or Advances on, or proceeds of, such Mortgage Asset, and Non Recoverable Advances to the extent required to be reimbursed.

         "Basis Limit Amount": With respect to a Mortgage Asset purchased from a REMIC, an amount equal to the REMIC's adjusted federal income tax basis in such Mortgage Asset as of the date on which the purchase occurs as set forth in a certificate of an Officer of the Master Servicer, which certificate shall be delivered to the Trustee in connection with any purchase of a Mortgage Asset.

         "Beneficial Owner": With respect to a Book-Entry Security, the Person who is registered as owner of that Security in the books of the Clearing Agency for that Security or in the books of a Person maintaining an account with such Clearing Agency.

         "Benefit Plan Affidavit": An affidavit substantially in the form of Exhibit F hereto.

         "Benefit Plan Opinion": An Opinion of Counsel satisfactory to the Master Servicer and the Trustee (and upon which the Company, the Master Servicer, the Tax Matters Person and the Trustee are authorized to rely) to the effect that the proposed transfer will not (a) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations, (b) give rise to any fiduciary duty under ERISA, on the part of the Company, the Master Servicer, or the Trustee or any of the Servicers, or (c) result in, or be treated as, a prohibited transaction under Sections 406 or 407 of ERISA or
Section 4975 of the Code. Obtaining a Benefit Plan Opinion shall not be a cost or expense of the Company, the Master Servicer, the Tax Matters Person or the Trustee.

         "Book-Entry Securities": The Classes of Securities, if any, specified as such in the Pooling and Master Servicing Agreement for a Series.

         "Borrower": The individual or individuals or any of the Servicers obligated to repay a Mortgage Asset.

         "Business Day": Any day that is not a Saturday, Sunday, holiday, or other day on which commercial banking institutions in the city and state in which the Corporate Trust Office (and the office of the Custodian, if any) are located are authorized or obligated by law or executive order to be closed.

         "Certificate of Title Insurance": A certificate of title insurance issued pursuant to a master title insurance policy.

         "Class": Collectively, all of the Securities bearing the same designation.

         "Clearing Agency": The Depository Trust Company, or any successor organization or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder.

         "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date": The date on which Securities are issued by a Trust as set forth in the related Pooling and Master Servicing Agreement.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Converted Mortgage Loan": An ARM Loan with respect to which the Borrower has complied with the applicable requirements of the Note to convert the Note Rate to a fixed rate of interest, and the related Servicer has processed such conversion.

         "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered.

         "Custodian": The Trustee or the agent for the Trustee identified in the Pooling and Master Servicing Agreement which shall hold all or a portion of the Trustee Mortgage Asset Files with respect to a Series.

         "Cut-off Date": The date specified as such in the Pooling and Master Servicing Agreement.

         "Defect Discovery Date": With respect to a Mortgage Asset, the date on which either the Trustee or the Master Servicer first discovers a Qualification Defect affecting the Mortgage Asset.

         "Deleted Mortgage Asset": A Mortgage Asset replaced or to be replaced by a Qualified Substitute Mortgage Asset.

         "Directly Operate": With respect to any REO, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO, or any use of such REO in a trade or business conducted by the Trust, in each case other than through an Independent Contractor; provided, however, that the Trustee or the Master Servicer on behalf of the Trust shall not be considered to Directly Operate an REO Property solely because the Trustee or the Master Servicer on behalf of the Trust establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or maintenance with respect to such REO.

         "Disqualified Organization": Either (a) the United States, (b) any state or political subdivision thereof, (c) any foreign government, (d) any international organization, (e) any agency or instrumentality of any of the foregoing, (f) any tax-exempt organization (other than a cooperative described in section 521 of the Code) that is exempt from federal income tax unless such organization is subject to tax under the unrelated business taxable income provisions of the Code, (g) any organization described in section 1381(a)(2)(C) of the Code, or (h) any other entity identified as a disqualified organization by the REMIC Provisions. A corporation will not be treated as an instrumentality of the United States or any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         "Disqualified Organization Affidavit": If provided by a Non-U.S. Person, an affidavit substantially in the form of Exhibit H-1 hereto, and, if
                                                     -----------
provided by a U.S. Person, an affidavit substantially in the form of Exhibit H-2
hereto.                                                              -----------

         "Distribution Account": With respect to any Double REMIC Series, an Eligible Account maintained by the Trustee for each Issuing REMIC. Unless otherwise provided in the Pooling and Master Servicing Agreement, the Distribution Account shall be considered an asset of the Issuing REMIC.

         "Distribution Date": Unless otherwise provided in the Pooling and Master Servicing Agreement, the 25th day of any month, or the next Business Day if the 25th is not a Business Day, commencing in the month following the Closing Date.

         "Double REMIC Series": A Trust with respect to which two REMIC elections are made to form the Issuing REMIC and Pooling REMIC.

         "Due Period": With respect to any Distribution Date, the period commencing on the [second] day of the calendar month preceding the calendar month in which such Distribution Date occurs and continuing through the [first] day of the month in which such Distribution Date occurs.

         "Eligible Account": Either (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the long-term or short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term or short-term unsecured debt obligations of such holding company) are rated by the Rating Agency in one of its two highest long-term rating categories or one of its two highest short-term ratings at the time any amounts are held in deposit therein, or (b) a trust account or accounts maintained with a federal or state chartered depository institution or trust company, acting in the capacity of a trustee, in a manner acceptable to the Rating Agency in respect of mortgage pass-through certificates rated in one of its two highest rating categories. Eligible Accounts may be interest-bearing accounts or the funds therein may be invested in Permitted Investments. If otherwise qualified by this definition, accounts maintained with the Trustee may constitute Eligible Accounts.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default": An event with respect to the Master Servicer, as described in Section 7.02 hereof.

         "Final Certification": A certification as to the completeness of each Trustee Mortgage Asset File substantially in the form of Exhibit A-3 hereto
                                                         -----------
provided by the Trustee (or the Custodian) on or before the first anniversary of the Closing Date pursuant to Section 2.02(d) hereof.

         "Fiscal Year": Unless otherwise provided in the Pooling and Master Servicing Agreement, the fiscal year of the Trust shall run from March 1 (or from the Closing Date, in the case of the first fiscal year) through the last day of February.

         "FNMA Guidelines": The provisions contained in the guide for selling and servicing first lien residential mortgage loans issued from time to time by Fannie Mae (formerly the Federal National Mortgage Association).

         "Fraud Losses": Losses on Mortgage Assets resulting from fraud, dishonesty or misrepresentation in the origination of such Mortgage Assets.

         "Holders" or "Securityholders": The holders of the Securities, as shown on the Security Register maintained by the Trustee.

         "Independent Contractor": Either (a) any Person (other than the Trustee or the Master Servicer) that would be an "independent contractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that, in applying that Section, more than 35% of the outstanding principal balance of any Class shall be deemed to be more than 35% of the certificates of beneficial interest of the Trust), so long as the Trust does not receive or derive any income from such Person, the relationship between such Person and the Trust is at arm's length and such Person is not an employee of the Trust, the Trustee or the Master Servicer, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (b) any other Person (including the Trustee or the Master Servicer) upon receipt by the Trustee of an Opinion of Counsel, the expense of which shall constitute an Advance if borne by the Servicer or any sub-Servicer, to the effect that the taking of any action in respect of any REO by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO to fail to qualify as Rents from Real Property.

         "Initial Certification": A certification as to the completeness of each Trustee Mortgage Asset File substantially in the form of Exhibit A-1 hereto provided by the Trustee (or the Custodian) on the Closing Date pursuant to
Section 2.02(b) hereof.

         "Insurer": Any issuer of an insurance policy relating to the Mortgage Assets or Securities of a Series.

         "Interim Certification": A certification as to the completeness of each Trustee Mortgage Asset File substantially in the form of Exhibit A-2 hereto
                                                         -----------
provided by the Trustee (or the Custodian) within 45 days of the Closing Date pursuant to Section 2.02(c) hereof.

         "Issuing REMIC": With respect to any Double REMIC Series, if so provided in the Pooling and Master Servicing Agreement, the REMIC consisting primarily of Regular Interests in the Pooling REMIC.

         "Letter of Credit": A letter of credit issued to the Trustee and its successors or assigns by any Person whose long-term unsecured debt obligations are rated in one of the two highest rating categories of each Rating Agency.

         "Loan-to-Value Ratio": For purposes of the REMIC Provisions, the ratio that results when the Unpaid Principal Balance of a mortgage loan is divided by the fair market value of the Mortgaged Premises (or, in the case of a mortgage loan that is secured by a leasehold interest, the fair market value of the leasehold interest and any improvements thereon). For purposes of determining that ratio, the fair market value of the Mortgage Premises (or leasehold interest, as the case may be) must be reduced by (i) the full amount of any lien on the Mortgaged Premises (or leasehold interest, as the case may be) that is senior to the mortgage loan and (ii) a pro rata portion of any lien that is in parity with the mortgage loan.

         "Master Servicer": Unless otherwise specified in the Pooling and Master Servicing Agreement, a national banking association, or any successor thereto as master servicer of the Trust.

         "Master Servicer Compensation": The Master Servicing Fee and additional compensation as specified in Section 6.05.

         "Master Servicer Custodial Account": The account described in Section
3.01 hereof. Subject to the provisions of the Pooling and Master Servicing Agreement, the owner of the Master Servicer Custodial Account is the Master Servicer. To the extent provided in the REMIC Provisions or proposed, temporary, or final Treasury regulations, any amounts transferred to the Master Servicer Custodial Account shall be treated as amounts distributed by the REMIC or Pooling REMIC to the Master Servicer. The Master Servicer Custodial Account shall not be considered an asset of the Trust or any REMIC.

         "Master Servicer Errors and Omissions Insurance Policy": Insurance coverage in an amount and otherwise in form and substance acceptable under FNMA Guidelines, insuring the Master Servicer as the named insured against liability for damages arising out of errors, omissions or mistakes committed in the performance of the services and other obligations required of the Master Servicer hereunder and, if permitted by the issuer of such policy, naming the Trustee as an additional insured, containing a severability of interests provision, but no other exclusion or other provision that would limit the liability of any insured to any other insured.

         "Master Servicer Fidelity Bond": A fidelity bond issued by an insurer and in form and substance acceptable under FNMA Guidelines, under which such insurer (a) agrees to indemnify the Master Servicer for all losses sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Master Servicer's directors, officers or employees, and (b) provides for limits of liability under such bond for each director, officer or employee of not less than an amount required by such guidelines.

         "Master Servicer Remittance Date": Unless otherwise provided in the Pooling and Master Servicing Agreement, (i) the Distribution Date, if the Master Servicer Custodial Account and Asset Proceeds Account are maintained at the same bank, or (ii) the Business Day immediately preceding each Distribution Date, if such Accounts are not maintained at the same bank.

         "Master Servicer Reporting Date": Unless otherwise provided in the Pooling and Master Servicing Agreement, the date that is no later than the close of business on the second Business Day prior to each Distribution Date.

         "Master Servicing Fee": Unless otherwise provided in the Pooling and Master Servicing Agreement, in any month, an amount equal to one-twelfth of the Master Servicing Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Assets as of the Due Date preceding a Distribution Date without taking into account any payment of principal due or made on such Due Date.

         "Master Servicing Fee Rate": The rate specified as such in the Pooling and Master Servicing Agreement.

         "Mortgage Assets": The Mortgage Certificates and mortgage loans sold by the Company to the Trust as listed on the Mortgage Asset Schedule to the Pooling and Master Servicing Agreement, and any mortgage asset substituted therefor.

         "Mortgage Asset Schedule": The list of Mortgage Assets sold by the Company to the Trust, which Schedule is attached to the Pooling and Master Servicing Agreement, and which shall set forth for each Mortgage Asset that is a mortgage loan the following information:

         (a)  the Servicer (Company) Loan Number;

         (b)  the Borrower's Name;

         (c)  the original principal balance; and

         (d)  the Scheduled Principal Balance as of the Cut-off Date;

together with such additional information as may be reasonably requested by the Trustee.

         "Mortgage Certificates": With respect to a Series, the GNMA Certificates, the FHLMC Certificates, the FNMA Certificates and the Other Mortgage Certificates securing such Series.

         "Mortgagor Bankruptcy Losses": Losses resulting from any court ordered reduction in the valuation of Mortgaged Premises or changes in the repayment terms of a Mortgage Asset in conjunction with a bankruptcy proceeding of a Borrower or otherwise.

         "Negative Amortization Amount": As to a Mortgage Asset, the excess, if any, of interest accrued at the Note Rate for any month over the greater of (a) the amount of the Monthly Payment for such month and (b) the interest received in respect of such month.

         "Net Rate": Unless otherwise provided in the Pooling and Master Servicing Agreement, with respect to each Mortgage Asset that is a mortgage loan, the Note Rate of that Mortgage Asset less the sum of the Servicing Fee Rate and the Master Servicing Fee Rate applicable thereto.

         "New Lease": Any lease of REO entered into on behalf of the Trust, including any lease renewed, modified or extended on behalf of the Trust (if the Trustee, the Master Servicer, the Servicer or an agent of the foregoing, has the right to renegotiate the terms of such lease).

         "Non-Recoverable Advance": Any Advance or proposed Advance that the Master Servicer or the Trustee, as the case may be, has determined not to be recoverable in accordance with Section 3.04 hereof.

         "Non-U.S. Person": A foreign person within the meaning of Treasury regulation Section 1.860G-3(a)(1) (i.e., a person other than (a) a citizen or resident of the United States, (b) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, or (c) an estate or trust that is subject to United States federal income taxation regardless of the source of its income) who would be subject to United States income tax withholding pursuant to
Section 1441 or 1442 of the Code on income derived from a Residual Interest.

         "Note": A manually executed written instrument evidencing the Borrower's promise to repay a stated sum of money, plus interest, to the holder of the Note by a specific date according to a schedule of principal and interest payments.

         "Officer": When used with respect to the Trustee, any senior vice president, any vice president, any assistant vice president, any assistant treasurer, any trust officer, any assistant secretary in the Corporate Trust Office of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, and also to whom with respect to a particular corporate trust matter such matter is referred because of such officer's knowledge of and familiarity with the particular subject. With respect to any other Person, the chairman of the board, the president, a vice president (however designated), the treasurer or controller.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company or the Master Servicer, acceptable to the Trustee and the Master Servicer. Except with the consent of each Rating Agency, no Opinion of Counsel may be delivered by in-house counsel of the entity required to deliver such opinion.

         "Pass-Through Rate": With respect to the Securities, as to each Distribution Date, the rate specified as such in the Pooling and Master Servicing Agreement.

         "Paying Agent": The paying agent appointed pursuant to Section 5.08 hereof.

         "Percentage Interest": With respect to any Security to which principal is assigned as of the Closing Date, the portion of the Class evidenced by such Security, expressed as a percentage, the numerator of which is the initial Security Principal Balance of such Security and the denominator of which is the aggregate Security Principal Balance of all of the Securities of such Class as of the Closing Date. With respect to any Security to which a principal balance is not assigned as of the Closing Date, the portion of the Class evidenced by such Security, expressed as a percentage, as stated on the face of such Security.

         "Permitted Investments": Permitted Investments shall consist of the following:

         (a) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

         (b) senior debt obligations and mortgage participation certificates of Fannie Mae (formerly the Federal National Mortgage Association) or the Federal Home Loan Mortgage Corporation;

         (c) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clauses
(a) or (b) above, provided that the long-term or short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in one of its two highest long-term unsecured debt rating categories or one of its two highest short-term unsecured debt ratings;

         (d)  money market funds rated in the highest long-term rating category;

         (e) certificates of deposit, time deposits and bankers' acceptances of any bank or trust company (including the Trustee) incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such bank or trust company at the date of acquisition thereof (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) have been rated by the Rating Agency in one of its two highest long-term unsecured debt rating categories;

         (f) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term unsecured debt rating available (i.e., "P-1" by Moody's Investors Service, "A-1+" by Standard & Poor's Corporation and "F-1+" by Fitch Investors Service, Inc.); and

         (g) any other demand, money market or time deposit or obligation, or interest-bearing or other security or investment as would not affect the then current rating of the Securities by any Rating Agency;

provided, however, that no investment described above shall constitute a Permitted Investment if such investment evidences either the right to receive
(i) only interest with respect to the obligations underlying such instrument or
(ii) both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided further, that no investment described above shall constitute a Permitted Investment unless such investment matures no later than the Business Day immediately preceding the Distribution Date on which the funds invested therein are required to be distributed (or, in the case of an investment that is an obligation of the institution in which the account is maintained, no later than such Distribution
Date).

         "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": Any employee benefit plan or retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are described in or subject to the Plan Asset Regulations, ERISA or corresponding provisions of the Code.

         "Plan Asset Regulations": The Department of Labor regulations set forth in 29 C.F.R. (S) 2510.3-101, as amended from time to time.

         "Plan Investor": Any Plan, any Person acting on behalf of a Plan or any Person using the assets of a Plan.

         "Pooling and Master Servicing Agreement": The Pooling and Master Servicing Agreement among the Company, the Master Servicer and the Trustee relating to the issuance of Securities, and into which these Standard Terms are incorporated by reference.

         "Pooling REMIC": With respect to any Double REMIC Series, if so provided in the Pooling and Master Servicing Agreement, the REMIC consisting primarily of Mortgage Assets and the Asset Proceeds Account.

         "Pooling REMIC Subaccounts": With respect to any Double REMIC Series, the accounts established by the Trustee that represent the Regular Interests in the Pooling REMIC.

         "Prepayment Period": With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Private Security": Any Class of Securities designated as such in the Pooling and Master Servicing Agreement.

         "Purchase Price": With respect to a Mortgage Asset purchased from the Trust, an amount equal to the Unpaid Principal Balance of the Mortgage Asset, plus accrued and unpaid interest thereon at the Note Rate to the last day of the month in which the purchase occurs, and, if the Servicer is the Purchaser, less any unreimbursed

Advances of principal and interest made by the Servicer on such Mortgage Asset and any outstanding Servicing Fee owed with respect to such Mortgage Asset.

         "Purchaser": The Person that purchases a Mortgage Asset from the Trust pursuant to Section 2.03 hereof.

         "Qualification Defect": With respect to a Mortgage Asset, (a) a defective document in the Trustee Mortgage Asset File, (b) the absence of a document in the Trustee Mortgage Asset File, or (c) the breach of any representation, warranty or covenant with respect to the Mortgage Asset made by the Seller, Servicer or the Company but only if the affected Mortgage Asset would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions. With respect to a REMIC Regular Interest or a mortgage certificate described in Section 860G(a)(3) of the Code, the failure to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause (a)1 of Rule 144A.

         "Qualified Substitute Mortgage Asset": A Mortgage Asset substituted by the Company or a Seller for a Deleted Mortgage Asset which must, on the date of such substitution, (a) have an Unpaid Principal Balance not greater than (and not more than $10,000 less than) the Unpaid Principal Balance of the Deleted Mortgage Asset, (b) have a Note Rate not less than (and not more than one percentage point in excess of) the Note Rate of the Deleted Mortgage Asset, (c) have a Net Rate equal to the Net Rate of the Deleted Mortgage Asset, (d) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Asset, (e) have a Loan-to-Value ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value ratio of the Deleted Mortgage Asset as of such date (in each case, using the Value at origination, and after taking into account the Monthly Payment due on such date), and (f) comply with each representation and warranty set forth in Section 2.04 and, if the Seller is effecting the substitution, comply with each representation and warranty set forth in the Sales Agreement. In addition, no ARM Loan may be substituted unless the Deleted Mortgage Asset is an ARM Loan, in which case, the substituted Mortgage Asset must also (i) have a Minimum Lifetime Note Rate that is not less than the Minimum Lifetime Note Rate on the Deleted Mortgage Asset, (ii) have a Maximum Lifetime Note Rate that is not less than the Maximum Lifetime Note Rate on the Deleted Mortgage Asset, (iii) provide for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted Mortgage Asset and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Asset, (iv) have a Gross Margin not less than the Gross Margin of the Deleted Mortgage Asset, (v) have a Periodic Rate Cap equal to the Periodic Rate Cap on the Deleted Mortgage Asset, (vi) have a next Interest Adjustment Date that is the same as the next Interest Adjustment Date for the Deleted Mortgage Asset or occurs not more than two months prior to the next Interest Adjustment Date for the Deleted Mortgage Asset, (vii) not have a permitted increase or decrease in the Monthly Payment on each Payment Adjustment Date less than the permitted increase or decrease applicable to the Deleted Mortgage Asset, and (viii) not be a Mortgage Asset convertible from a variable to a fixed Note Rate unless the Deleted Mortgage Asset is so convertible. In the event that more than one Mortgage Asset is substituted for a Deleted Mortgage Asset, the amount described in clause (a) hereof shall be determined on the basis of aggregate Unpaid Principal Balances, the rates described in clauses
(c), (i), (ii), and (iii) hereof shall be determined on the basis of weighted average Note Rates and Net Rates, as the case may be, the term described in clause (d) hereof shall be determined on the basis of weighted average remaining terms to maturity, provided that no Qualified Substitute Mortgage Asset may have an original term to maturity beyond the latest original term to maturity of any Mortgage Asset assigned to the Trust on the Closing Date, the Gross Margins described in clause (iv) hereof shall be determined on the basis of weighted average Gross Margins, and the Interest Adjustment Dates described in clause
(vi) hereof shall be determined on the basis of weighted average Interest Adjustment Dates. In the case of a Trust for which a REMIC election has been or will be made, a Qualified Substitute Mortgage Asset also shall satisfy the following criteria as of the date of its substitution for a Deleted Mortgage
Asset: (A) the Borrower shall not be 90 or more days delinquent in payment on the Qualified Substitute Mortgage Asset; (B) the Trustee Mortgage Asset File for such Mortgage Asset shall not contain any material deficiencies in documentation, and shall include an executed Note and a recorded Security Instrument; (C) the Loan-to-Value Ratio of the Mortgage Asset must be 125% or less either (1) on the date of origination of the Mortgage Asset, or, if any of the terms of such Mortgage Asset were modified other than in connection with a default or imminent default on such Mortgage Asset, on the date of such modification, or (2) on the date of the substitution, based on an appraisal conducted within the 60 day period prior to the date of the substitution; (D) no property securing such Mortgage Asset may be subject to foreclosure, bankruptcy, or insolvency proceedings; and (E) such Mortgage Asset must be secured by a valid first lien on the related Mortgaged Premises.

         "Rating Agency": Any nationally recognized statistical rating agency, or its successor, that on the Closing Date rated one or more Classes of the Securities at the request of the Company. If such agency or a successor is no longer in existence, the "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to any long-term rating category of a Rating Agency shall mean such rating category without regard to any plus or minus or numerical designation.

         "Realized Interest Shortfall": With respect to a Mortgage Asset, the amount by which the interest payable thereon exceeds the net amount recovered (including Insurance Proceeds) in Liquidation thereof, after payment of expenses of Liquidation and reimbursement of any Advances made with respect to such Mortgage Asset.

         "Realized Loss": With respect to any Mortgage Asset, (a) the amount by which the Unpaid Principal Balance thereof exceeds the net amount recovered in Liquidation thereof (after payment of expenses of Liquidation), after payment of accrued interest on the Mortgage Asset and after application of any Insurance Proceeds with respect thereto, and (b) any other types of principal loss, including but not limited to, Mortgagor Bankruptcy Losses, Special Hazard Losses and Fraud Losses with respect thereto.

         "Record Date": Unless otherwise provided in the Pooling and Master Servicing Agreement, with respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         "Recordation Report": A report substantially in the form of Exhibit B hereto provided by the Trustee (or the Custodian) pursuant to Section 2.02(f) hereof identifying those Mortgage Assets for which a Security Instrument or an Assignment remains unrecorded.

         "Redeeming Purchase": The purchase of all of the Regular Securities issued by a Trust pursuant to Section 9.01 hereof.

         "Redemption Account": An escrow account maintained by the Trustee into which any Trust funds not distributed on a Distribution Date on which a Redeeming Purchase is made are deposited. The Redemption Account shall be an Eligible Account.

         "Redemption Date": The date, if any, specified in the Pooling and Master Servicing Agreement for a Series.

         "Redemption Price": An amount equal to (a) the Security Principal Balance of the Regular Securities (and any Residual Securities with a Security Principal Balance) and accrued and unpaid interest due thereon to the Accounting Date preceding the Distribution Date fixed for redemption and (b) unreimbursed Advances and Non-Recoverable Advances.

         "Regular Interest": An interest in a REMIC that is designated in the Pooling and Master Servicing Agreement as a "regular interest" under the REMIC Provisions.

         "Regular Security": Any Security other than a Residual Security and that represents a Regular Interest in a REMIC or a combination of Regular Interests in a REMIC.

         "REMIC": With respect to each Trust, each real estate mortgage investment conduit, within the meaning of the REMIC Provisions, for such Trust.

         "REMIC Provisions": Provisions of the Code relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, related Code provisions, and regulations, announcements and rulings thereunder, as the foregoing may be in effect from time to time.

         "Remittance Date": The 18th day of each month, or the preceding Business Day if the 18th is not a Business Day.

         "Remittance Report": A report (either a data file or hard copy) that is prepared by the Master Servicer and contains the information specified in Exhibit C attached hereto.

         "Rents From Real Property": With respect to any REO, gross income of the character described in Code section 856(d) and Treasury regulations thereunder.

         "REO": A Mortgaged Premises acquired by a Servicer on behalf of the Securityholders through foreclosure or deed-in-lieu of foreclosure, as further described in Section 3.08 hereof.

         "REO Disposition": The receipt by the Servicer of Insurance Proceeds and other payments and recoveries (including Liquidation Proceeds) which the Servicer recovers from the sale or other disposition of an REO.

         "Request for Release": A release signed by an Officer of the Servicer in the form attached to the Servicing Agreement as the Company Form 340 (or a similar certificate of the Master Servicer containing the same information).

         "Reserve Fund": Unless otherwise provided in the Pooling and Master Servicing Agreement, any fund in the Trust Estate other than (a) the Asset Proceeds Account and (b) any other fund that is expressly excluded from a REMIC.

         "Residual Interest": An interest in a REMIC that is designated as a "residual interest" under the REMIC Provisions.

         "Residual Security": Any one of the Securities designated as such in the Pooling and Master Servicing Agreement.

         "Residual Transferee Agreement": An agreement substantially in the form of Exhibit G hereto.
   ---------

         "Rule 144A": Rule 144A promulgated by the Securities and Exchange Commission, as the same may be amended from time to time.

         "Rule 144A Agreement": An agreement substantially in the form of Exhibit D hereto.
---------

         "Rule 144A Securities": Any Class of Securities designated as such in the Pooling and Master Servicing Agreement.

         "Scheduled Principal Balance": For a Mortgage Asset as of any date of determination, the scheduled principal balance thereof as of the Cut-off Date, increased by the amount of negative amortization, if any, with respect thereto, and reduced by (a) the principal portion of all Monthly Payments due on or before such determination date, whether or not paid by the Borrower or advanced by a Servicer, the Master Servicer, the Trustee or an Insurer, (b) all amounts allocable to unscheduled principal payments received on or before the last day of the Prepayment Period preceding such date of determination, and (c) without duplication, the amount of any Realized Loss that has occurred with respect to such Mortgage Asset.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Security": Any Security designated in the Pooling and Master Servicing Agreement.

         "Security Principal Balance": With respect to each Class of Securities, on any Distribution Date, the aggregate principal amount, if any, of such Class of Securities immediately prior to such Distribution Date (or in the case of the first Distribution Date, an amount equal to the aggregate initial principal amount of such Class of Securities as of the Closing Date) net of the sum of (a) the amounts to be applied on such Distribution Date to reduce the aggregate principal amount of such Class of Securities in accordance with the Pooling and Master Servicing Agreement, and (b) the aggregate of all Realized Losses, if any, to be allocated to such Class of Securities on such Distribution Date pursuant to the Pooling and Master Servicing Agreement.

         "Security Register" and "Security Registrar": The register maintained and the registrar appointed pursuant to Section 5.02 hereof.

         "Seller": With respect to each Mortgage Asset, the Person that executed a Sales Agreement applicable to such Mortgage Asset.

         "Senior Percentage": The percentage, if any, calculated as set forth in the Pooling and Master Servicing Agreement.

         "Senior Prepayment Percentage": The percentage, if any, calculated as set forth in the Pooling and Master Servicing Agreement.

         "Series": A group of Securities issued by a separate Trust.

         "Servicer": The Servicer or Servicers identified in the Servicing Agreement.

         "Servicing Agreement": The Servicing Agreement or Agreements identified in the Pooling and Master Servicing Agreement.

         "Shortfall": Month End Interest Shortfall and Soldiers' and Sailors' Shortfall.

         "Soldiers' and Sailors' Shortfall": Interest losses on a Mortgage Asset resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940.

         "Special Hazard Insurance Policy": An insurance policy covering a Mortgage Asset against (i) loss by reason of damage to Mortgaged Premises caused by certain hazards not covered by any Hazard Insurance Policy and (ii) partial loss from damage to the Mortgaged Premises caused by reason of the application of the coinsurance clause contained in any Hazard Insurance Policy.

         "Special Hazard Losses": Losses on Mortgage Assets arising out of damage to the Mortgaged Premises that are not covered by Standard Hazard Insurance Policies, but do not include losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or wear and tear.

         "Special Tax Consent": The written consent of the Holder of a Residual Security to any tax (or risk thereof) arising out of a proposed transaction or activity that may be imposed upon such Holder or that may affect adversely the value of such Holder's Residual Security.

         "Special Tax Opinion": An Opinion of Counsel that a proposed transaction or activity will not (a) affect adversely the status of any REMIC as a REMIC or of the Regular Interests as the "regular interests" therein under the REMIC Provisions, (b) affect the payment of interest or principal on the Regular Interests, or (c) result in the encumbrance of the Mortgage Assets by a tax lien.

         "Standard Terms": These Standard Terms, as amended or supplemented, incorporated by reference in a Pooling and Master Servicing Agreement.

         "Subaccount": With respect to any Double REMIC Series, each of the Subaccounts of the Distribution Account that is established by the Trustee solely for purposes of the REMIC Provisions. Unless otherwise provided in the Pooling and Master Servicing Agreement, the Subaccounts shall be Regular Interests in the Pooling REMIC and assets of the Issuing REMIC.

         "TAPRI Certificate": A certificate signed by the transferor of a Residual Security stating whether such Security has "tax avoidance potential" as defined in Treasury regulations section 1.860G-3(a)(2).

         "Tax Matters Person": The Person or Persons designated from time to time hereunder to act as tax matters person (within the meaning of the REMIC Provisions) of a REMIC.

         "Terminating Purchase": The purchase of all Mortgage Assets and each REO owned by a Trust pursuant to Section 9.02 hereof.

         "Termination Account": An escrow account maintained by the Trustee into which any Trust funds not distributed on the Distribution Date on which the earlier of (a) a Terminating Purchase or (b) the final payment or other Liquidation of the last Mortgage Asset remaining in the Trust or the disposition of the last REO remaining in the Trust is made are deposited. The Termination Account shall be an Eligible Account.

         "Termination Price": The greater of (a) 100% of the Unpaid Principal Balance of each Mortgage Asset remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Note Rate through the Accounting Date preceding repurchase plus (i) unreimbursed Advances of other than principal and interest, and (ii) the lesser of (A) the Unpaid Principal Balance of the Mortgage Asset for any REO remaining in the Trust, plus accrued interest thereon at the Note Rate to the Accounting Date preceding repurchase and (B) the current appraised value of any such REO, such appraisal to be conducted by an appraiser satisfactory to the Master Servicer (net of liquidation expenses to be incurred in connection with the disposition of such REO, estimated in good faith by the Master Servicer), and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Master Servicer based upon bids from at least three recognized broker/dealers that deal in similar assets as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Securityholders pursuant to
Section 9.03). The fair market value of the assets in a Trust or the appraised value of any REO shall be based upon the inclusion of accrued interest to the Accounting Date preceding repurchase at the applicable Note Rate on the Scheduled Principal Balance of each Mortgage Asset (including any Mortgage Asset which became an REO as to which an REO Disposition has not occurred).

         "Transferee Agreement": An agreement substantially in the form of Exhibit E hereto.
---------

         "Trust": The trust formed pursuant to a Pooling and Master Servicing Agreement.

         "Trust Estate": The segregated pool of assets sold and assigned to the Trustee by the Company pursuant to the conveyance clause of any Trust.

         "Trustee": The bank or trust company identified as the Trustee in the Pooling and Master Servicing Agreement.

         "Trustee Mortgage Asset File": With respect to each Mortgage Asset, unless otherwise provided in the Pooling and Master Servicing Agreement, collectively, the following documents [(if applicable)], together with any other Mortgage Asset documents held by the Trustee or Custodian with respect to such Mortgage Asset:

         (a)   the original Note, endorsed in blank or in the following form:
"WITHOUT RECOURSE, PAY TO THE ORDER OF, AS TRUSTEE u/a DATED AS OF ____________________" with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements from the originator to the Trustee and any related power of attorney, surety or guaranty agreement, Note Assumption Rider or buydown agreement; provided, however, that if the original
Note is endorsed in blank, such endorsement shall be completed by the

Trustee or Custodian in the above form within 30 days of the Closing Date, with all costs of completion of such endorsement being borne by the Seller;

     (b) the original recorded Security Instrument with evidence of recordation noted thereon or attached thereto, together with any addenda or riders thereto or a copy of such recorded Security Instrument with such evidence of recordation certified to be true and correct by the appropriate governmental recording office or, if the original Security Instrument has been submitted for recordation but has not been returned from the applicable public recording office, a photocopy of the Security Instrument certified by an Officer of the Seller or by the title insurance company providing title insurance in respect of such Security Instrument, the closing/settlement- escrow agent or the closing attorney to be a true and complete copy of the original Security Instrument submitted for recordation;

     (c) an original Assignment of the Security Instrument (pursuant to the directions of the Company) in blank or to "__________________, AS TRUSTEE u/a WITH FREMONT MORTGAGE SECURITIES CORPORATION AND __________________ DATED AS OF [DATE OF POOLING AND MASTER SERVICING AGREEMENT]" with evidence of recording noted thereon or attached thereto, or a copy of such Assignment with such evidence of recordation certified to be true and correct by the appropriate governmental recording office, or if such original Assignment has been submitted for recordation but has not been returned from the applicable public recording office, a photocopy of such Assignment certified by an Officer of the Seller to be a true and complete copy of the Assignment submitted for recordation; provided, however, that if the original Assignment of the Security Instrument is in blank, such assignment shall be completed by the Trustee or Custodian in the above form within 30 days of the Closing Date, with all costs of completion of such Assignment being borne by the Seller;

     (d) each original recorded intervening Assignment of the Security Instrument as may be necessary to show a complete chain of title from the originator to the Trustee, with evidence of recordation noted thereon or attached thereto, or a copy of such Assignment with such evidence of recordation certified to be true and correct by the appropriate governmental recording office or, if any such Assignment has been submitted for recordation but has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by an Officer of the Seller to be a true and complete copy of the recorded Assignment or the Assignment submitted for recordation;

     (e) an original Title Insurance Policy, Certificate of Title Insurance or a written commitment to issue such a Title Insurance Policy or Certificate of Title Insurance, or a copy of such Title Insurance Policy or such Certificate of Title Insurance certified as true and correct by the applicable Title Insurance company; and

     (f) if indicated on a Schedule to the Pooling and Master Servicing Agreement (or otherwise received by the Trustee or the Custodian), the original or certified copies of each assumption agreement, modification agreement, written assurance or substitution agreement, if any.

     "UCC": The Uniform Commercial Code as in effect in the jurisdiction that governs the interpretation of the substantive provisions of the Pooling and Master Servicing Agreement.

     "Unpaid Principal Balance": With respect to a Mortgage Asset, the outstanding principal balance payable by the Borrower under the terms of the Note.

     "U.S. Person":  A Person other than a Non-U.S. Person.

     "Voting Rights": The portion of the voting rights of all of the Securities which is allocated to any Security. Unless otherwise provided in the Pooling and Master Servicing Agreement, (a) if any Class of Securities does not have a Security Principal Balance or has an initial Security Principal Balance that is less than or equal to 1% of the aggregate Security Principal Balance of all the Securities, then 1% of Voting Rights shall be allocated to each Class of such Securities having no Security Principal Balance or a Security Principal Balance equal to or less than 1% of the aggregate Security Principal Balance of all Securities, and the balance of Voting Rights shall be allocated among the remaining Classes of Securities in proportion to their respective Security Principal Balances following the most recent Distribution Date, and (b) if no Class of Securities has an initial Security Principal Balance less than 1% of the aggregate Security Principal Balance, then all of the Voting Rights shall be allocated among all the Classes of Securities in proportion to their respective Security Principal Balances following the most recent Distribution Date. Voting Rights allocated to each Class of Securities shall be allocated in proportion to the respective Percentage Interests of the Holders thereof.

          "Withholding Agent": The Trustee or its designated Paying Agent or other person who is liable to withhold federal income tax from a distribution on a Residual Security under Section 1441 and 1442 of the Code and the Treasury regulations thereunder.

                                  ARTICLE II

                             MORTGAGE ASSET FILES

          Section 2.01.  Mortgage Asset Files.

          Pursuant to a Pooling and Master Servicing Agreement, the Company has sold to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Assets, any and all rights, privileges and benefits accruing to the Company under the Sales Agreement and the Servicing Agreement with respect to the Mortgage Assets (except, in the case of the Sales Agreement, any rights of the Company to fees and indemnification by the Seller under such Agreement), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such agreements and all other agreements and assets included or to be included in the Trust for the benefit of the Securityholders as set forth in the conveyance clause of the Pooling and Master Servicing Agreement. Such assignment includes all of the Company's rights to Monthly Payments on the Mortgage Assets due after the Cut-off Date, and all other payments of principal (and interest) made on or after the Cut-off Date that are reflected in the initial aggregate Security Principal Balance of the Securities for a Trust.

          In connection with such transfer and assignment, the Company shall deliver, or cause to be delivered, to the Trustee or the Custodian on or before the Closing Date, a Trustee Mortgage Asset File with respect to each Mortgage Asset. If any Security Instrument or an Assignment of a Security Instrument to the Trustee or any prior Assignment is in the process of being recorded on the Closing Date, the Company shall cause each such original recorded document or certified copy thereof, to be delivered to the Trustee promptly following its recordation. The Company shall also cause to be delivered to the Trustee any other original Mortgage Asset Document to be included in the Trustee Mortgage Asset File if a copy thereof initially was delivered.

          The Seller has delivered or caused to be delivered to the Servicer, on or before the Closing Date, a Servicer Mortgage Asset File containing each of the documents listed in the Servicing Agreement. All such documents shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the Securityholders.

          Section 2.02.  Acceptance by the Trustee.

          (a) By its execution of the Pooling and Master Servicing Agreement, the Trustee acknowledges and declares that it or the Custodian holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to a Mortgage Asset and all assets included in the definition of "Trust Estate" in the related Pooling and Master Servicing Agreement in trust for the exclusive use and benefit of all present and future Securityholders. The Trustee represents and warrants that to the best of its knowledge, (i) it acquired the Mortgage Assets on behalf of the Trust from the Company in good faith, for value, and without actual notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, without limitation, federal tax liens or liens arising under ERISA) (it being understood that the Trustee has not undertaken searches (lien records or otherwise) of any public records),
(ii) except as permitted in the Pooling and Master Servicing Agreement, it has not and will not, in any capacity, assert any claim or interest in the Mortgage Assets and will hold (or its agent will hold) such Mortgage Assets and the proceeds thereof in trust pursuant to the terms of the Agreement, and (iii) it has not encumbered or transferred its right, title or interest in the Mortgage Assets.

     (b) The Trustee (or Custodian) shall, on the Closing Date, deliver to the Company and the Master Servicer an Initial Certification certifying that, except as specifically noted on a schedule of exceptions attached thereto and subject to its review as herein provided, it is in possession of a Trustee Mortgage Asset File for each Mortgage Asset. Before making this Initial Certification, the Trustee (or Custodian) shall have examined each Note to confirm that:

          (i) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Asset File, the Note, on the face or the reverse side(s) thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer; and

          (ii) the Note bears an endorsement (which appears to be an original) as required pursuant to clause (a) of the definition of Trustee Mortgage Asset File.

     (c) The Trustee (or Custodian) agrees, for the benefit of the Securityholders, to review each Trustee Mortgage Asset File within 45 days of the Closing Date to ascertain that all documents required to be included in the Trustee Mortgage Asset File are included therein, and to deliver to the Company and the Master Servicer an Interim Certification with respect to each Mortgage Asset (except any Mortgage Asset that has been liquidated or purchased from the Trust) to the effect that, except as specifically noted on a schedule of exceptions thereto, (i) all documents required to be contained in the Trustee Mortgage Asset File are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Asset and (iii) based on its examination and only as to the foregoing documents, the Mortgage Asset Schedule accurately reflects information set forth in the Trustee Mortgage Asset File.

          It is understood that before making the Interim Certification, the Trustee (or Custodian) shall examine the Mortgage Asset Documents to confirm that:

          (A) each Note and Security Instrument bears a signature or signatures that appear to be original and that purport to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

          (B) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Asset File, neither the Security Instrument nor any Assignment, on the face or the reverse side(s) thereof, contains evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

          (C) the principal amount of the indebtedness secured by the Security Instrument is identical to the original principal amount of the Note;

          (D) the Assignment of the Security Instrument from the Seller to the Trustee is in the form required pursuant to clause (c) of the definition of Trustee Mortgage Asset File, and bears the signature of the Seller that appears to be an original and any other necessary party or, if photocopies are permitted, such copies bear a reproduction of such signature or signatures;

          (E) if intervening Assignments are included in the Trustee Mortgage Asset File, each such intervening Assignment bears the signature of the Mortgagee and/or the assignee (and any other necessary party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

          (F) if either a Title Insurance Policy, a Preliminary Title Report or a written commitment to issue a Title Insurance Policy is delivered, the address of the real property set forth in such policy, report or written commitment is identical to the real property address contained in the Security Instrument; and

          (G) if any of a Title Insurance Policy, Certificate of Title Insurance or a written commitment to issue a Title Insurance Policy is delivered, such policy, certificate or written commitment is for an amount not less than the original principal amount of the Note and such Title Insurance Policy insures that the Security Instrument constitutes a first lien, senior in priority to all other deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements and to any mechanics' liens, judgment liens or writs of attachment (or if the Title Insurance Policy or Certificate has not been issued, the written commitment for such insurance obligates the Insurer to issue such policy for an amount not less than the original principal amount of the Note).

     (d) Prior to the first anniversary date of the Closing Date, the Trustee (or Custodian) shall deliver to the Company and the Master Servicer a Final Certification evidencing the completeness of the Trustee Mortgage Asset File for each Mortgage Asset, with any applicable exceptions noted on such Certification.

     (e) In giving each of the certifications required above, the Trustee shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereon are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or that any document that appears to be an original is, in fact, an original or (ii) to determine whether any Trustee Mortgage Asset File should include any surety or guaranty, Note Assumption Rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

     (f) No later than the fifth Business Day of each third month, commencing the fourth month following the month in which the Closing Date occurs, the Trustee (or the Custodian on its behalf) shall deliver to the party responsible for recordation of any Security Instruments and/or Assignments (either the Seller or the Servicer, as specified in the related Sales Agreement or Servicing Agreement) a Recordation Report, dated as of the first day of such month, identifying those Mortgage Assets for which it has not yet received (i) an original recorded Security Instrument or a copy thereof certified to be true and correct by the public recording office in possession of such Security Instrument or (ii) an original recorded Assignment of the Security Instrument to the Trustee and any required intervening Assignments or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment.

     (g) In lieu of taking possession of the Trustee Mortgage Asset Files and reviewing such files itself, the Trustee may, in accordance with Section 8.11 hereof, appoint one or more Custodians to hold the Trustee Mortgage Asset Files on its behalf and to review them as provided in this Section 2.02. The Company shall, upon notice of the appointment of a Custodian, deliver or cause to be delivered all documents to the Custodian that would otherwise be deliverable to the Trustee. In such event, the Trustee shall obtain from each such Custodian, within the specified times, the Initial, Interim and Final Certifications and the Recordation Reports with respect to those Mortgage Assets held and reviewed by such Custodian and may deliver such Certifications and Reports to the Company and the Master Servicer in satisfaction of the Trustee's obligation to prepare such Certifications and Reports. The Trustee shall notify the Custodian of any notices delivered to the Trustee with respect to those Trustee Mortgage Asset Files.

     Section 2.03. Purchase or Substitution of Mortgage Assets by the Seller, the Servicer or the Company.

     (a)  Seller Breach. Upon discovery or notice of any defective document in a
          -------------
Trustee Mortgage Asset File, or of any breach by a Seller of any representation, warranty or covenant under the Sales Agreement which defect or breach materially and adversely affects the value of any Mortgage Asset or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Asset or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Trustee shall promptly notify the Master Servicer of such defect or breach and direct the Master Servicer to request that the Seller of such Mortgage Asset cure such defect or breach, and if such Seller does not cure such defect or breach in all material respects within 90 days from the date on which it is notified of the defect or breach, to enforce such Seller's obligation under the Sales Agreement to purchase such Mortgage Asset from the Trustee. In lieu of purchasing any such Mortgage Asset as provided above, if so provided in the Sales Agreement, the Seller may cause such Mortgage Asset to be removed from the Trust (in which case it shall become a Deleted Mortgage Asset) and substitute one or more Qualified Substitute Mortgage Assets in the manner and subject to the limitations set forth in
Section 2.03(h). Notwithstanding the foregoing, however, if such breach or defect results in or is a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery Date. It is understood and agreed that enforcement of the obligation of the Seller to cure, purchase or substitute for any Mortgage Asset as to which a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such defect or breach available to the Trustee on behalf of the Securityholders.

     (b)  Servicer Breach. In addition to taking any action required pursuant to
          ---------------
Section 7.01 hereof, upon discovery or notice of any breach by a Servicer of any representation, warranty or covenant under the Servicing Agreement which materially and adversely affects the value of any Mortgage Asset or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Asset or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Trustee promptly shall notify the Master Servicer of such breach and direct the Master Servicer to request that the Servicer cure such breach and, if the Servicer does not cure such breach in all material respects within 90 days from the date on which it is notified of the breach, to enforce the Servicer's obligation under the Servicing Agreement to purchase such Mortgage Asset from the Trustee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or purchase must take place within 75 days of the Defect Discovery Date.

     In the event the Seller has breached a representation or warranty under the Sales Agreement that is substantially identical to a representation or warranty breached by the Servicer, the Master Servicer shall first proceed against the Seller. If the Seller does not within 90 days after notification of the breach, take steps to cure such breach or purchase or substitute for the Mortgage Asset, the Master Servicer shall enforce the obligations of the Servicer under the Servicing Agreement to cure such breach or purchase the Mortgage Asset from the Trust as provided in this Section 2.03(b).

     Except as specifically set forth herein, the Trustee shall have no responsibility to enforce any provision of the Sales Agreements and Servicing Agreements assigned to it hereunder, to oversee compliance thereof, or to take notice of any breach or default thereof. No successor servicer shall have any obligation to repurchase a Mortgage Asset except to the extent specifically set forth in the Servicing Agreement signed by such substitute servicer.

     (c)  Company Breach. Within 90 days of the earlier of discovery or receipt
          --------------
of notice by the Company of the breach of any of its representations or warranties set forth in Section 2.04 hereof with respect to any Mortgage Asset, which breach materially and adversely affects the value of the related Mortgage Asset or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Asset or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Company shall (i) cure such breach in all material respects, (ii) purchase the Mortgage Asset from the Trustee, or (iii) remove such Mortgage Asset from the Trust (in which case it shall become a Deleted Mortgage Asset) and substitute one or more Qualified Substitute Mortgage Assets in the manner and subject to the limitations set forth in Section 2.03(h) hereof. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery Date.

     (d)  Assignment Failure. If an Assignment to the Trustee of the Seller's
          ------------------
interest in a Security Instrument has not been recorded within one year of the Closing Date of the related Securities, the Master Servicer shall enforce the Servicer's obligation set forth in the Servicing Agreement or the Seller's obligation under the Sales Agreement either to (i) purchase the related Mortgage Asset from the Trustee on behalf of the Securityholders or (ii) if there have been no defaults in the Monthly Payments on such Mortgage Asset, deposit an amount equal to the Purchase Price into an escrow account maintained by the Trustee (which account shall not be an asset of the Trust or any REMIC), as required by the applicable Servicing Agreement or Sales Agreement. Any such amounts deposited to an escrow account, plus any earnings thereon, shall (A) be released to the Servicer or Seller, as the case may be, upon receipt by the Trustee of satisfactory evidence that the Assignment has been recorded in the name of the Trustee or (B) be applied to purchase the related Mortgage Asset in the event that the Master Servicer notifies the Trustee that there has been a default thereon. Any amounts in the escrow account may be invested in Permitted Investments at the written direction of the Master Servicer.

     (e)  Converted Mortgage Loans. Upon receipt of written notice from the
          ------------------------
Master Servicer of the conversion of any ARM Loan to a Converted Mortgage Loan, the Trustee shall direct the Master Servicer to enforce the Servicer's obligation, if any, set forth in the Servicing Agreement or the Seller's obligation, if any, set forth in the Sales Agreement to purchase such Converted Mortgage Loan from the Trustee. In the event the Servicer or Seller defaults upon its obligation to purchase any Converted Mortgage Loan, and such default remains unremedied for a period of five Business Days after written notice of such default shall have been given by the Master Servicer to the Servicer or Seller, as applicable, then the Master Servicer shall use its best efforts to cause such Converted Mortgage Loan to be sold for settlement on the last day of any month to any entity which the Master Servicer may in its sole discretion select. The Master Servicer shall not cause a Converted Mortgage Loan to be sold or otherwise transferred to a Person other than the Servicer or Seller (or other Person who has a pre-existing obligation to purchase such Mortgage Asset) unless
(i) upon such sale the Trust would receive a net amount at least equal to the Purchase Price and (ii) if the Purchase Price exceeds the Basis Limit Amount, the Master Servicer receives an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Master Servicer) that such disposition of a Converted Mortgage Loan will not result in the imposition of a "prohibited transaction" tax (as such term is defined in the Code) on the related REMIC or jeopardize its status as a REMIC. Any such Converted Mortgage Loan which is not purchased by the Servicer or the Seller and which the Master Servicer is unable to sell shall remain in the Trust.

     (f)  Purchase of Delinquent Mortgage Assets. The Seller may, but is not
          --------------------------------------
obligated to, purchase any Mortgage Asset that is delinquent in payment by 90 days or more for a price equal to the greater of the Purchase Price for such Mortgage Asset or the fair market value thereof at the time of purchase.

     (g)  Purchase Price. Except as otherwise provided in the Pooling and Master
          --------------
Servicing Agreement, the purchase of any Mortgage Asset from the Trust pursuant to this Section 2.03 shall be effected for its Purchase Price. If the Purchaser is the Servicer, the Purchase Price shall be deposited in the Custodial P&I Account. If the Purchaser is other than the Servicer, an amount equal to the Purchase Price shall be deposited into the Master Servicer Custodial Account. Within five Business Days of its receipt of such funds or certification by the Master Servicer that such funds have been deposited in the Custodial P&I Account or Master Servicer Custodial Account, the Trustee shall release or cause to be released to the Purchaser the related Trustee Mortgage Asset File and Servicer Mortgage Asset File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, in form as presented by the Purchaser and satisfactory to the Trustee, as shall be necessary to vest in the Purchaser title to any Mortgage Asset released pursuant hereto and the Trustee shall have no further responsibility with regard to such Trustee Mortgage Asset File or Servicer Mortgage Asset File. The Master Servicer shall cause the Servicer of any Deleted Mortgage Asset to release to the Purchaser the Servicer Mortgage Asset File relating thereto.

     (h)  Substitution. Unless otherwise provided in the Pooling and Master
          ------------
Servicing Agreement, the right to substitute a Qualified Substitute Mortgage Asset for any Deleted Mortgage Asset that is an asset of the Trust shall be limited to (i) in the case of substitutions pursuant to Section 2.03(a) or 2.03(c), the two-year period beginning on the Closing Date and (ii) in the case of any other substitution, the three-month period beginning on the Closing Date.

          As to any Deleted Mortgage Asset for which the Company or a Seller substitutes a Qualified Substitute Mortgage Asset(s), the Company or the Seller, as the case may be, shall effect such substitution by delivering to the Trustee for such Qualified Substitute Mortgage Asset(s) the Note, the Security Instrument, the related Assignment(s), and such other documents and agreements, with all necessary endorsements thereon, as are required to be included in the Trustee Mortgage Asset File pursuant to Section 2.01, together with a certificate of an officer of the Company to the effect that each such Qualified Substitute Mortgage Asset complies with the terms of the Pooling and Master Servicing Agreement. Monthly Payments due with respect to Qualified Substitute Mortgage Assets in the month of substitution are not part of the Trust and will be retained by the Company or the Seller, as the case may be. For the month of substitution, distributions to Securityholders will reflect the Monthly Payment due on such Deleted Mortgage Asset on or before the first day of the month in which the substitution occurs, and the Company or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Asset. The Master Servicer shall amend the Mortgage Asset Schedule to reflect the removal of such Deleted Mortgage Asset from the terms of the Pooling and Master Servicing Agreement and the substitution of the Qualified Substitute Mortgage Asset or Assets. Upon such substitution, such Qualified Substitute Mortgage Asset or Assets shall be subject to the terms of the Pooling and Master Servicing Agreement in all respects, including, in the case of a substitution effected by a Seller, the representations and warranties included in the Sales Agreement, and in the case of a substitution effected by the Company, the representations and warranties set forth in Section 2.04 hereof, in each case as of the date of substitution. The Trustee shall, within five Business Days of its receipt of the documents referred to above, effect the reconveyance of such Deleted Mortgage Asset to the Company or the Seller, as the case may be, in accordance with the procedures specified above.

          For any month in which the Company or a Seller substitutes one or more Qualified Substitute Mortgage Assets for one or more Deleted Mortgage Assets, the Master Servicer will determine and notify the Trustee with respect to the amount (if any) by which the aggregate Unpaid Principal Balance of all such Qualified Substitute Mortgage Assets as of the date of substitution is less than the aggregate Unpaid Principal Balance of all such Deleted Mortgage Assets (after application of Monthly Payments due in the month of substitution) (the "Substitution Shortfall"). On the date of such substitution, the Company or the Seller, as the case may be, will deliver or cause to be delivered to the Trustee for deposit from its own funds into the Asset Proceeds Account an amount equal to the Substitution Shortfall.

     (i)  Determination of Purchase Price. The Master Servicer will be
          -------------------------------
responsible for determining the Purchase Price for any Mortgage Asset and, where appropriate, the Basis Limit Amount for any Converted Mortgage Asset that is sold by the Trust or with respect to which provision is made for the escrow of funds pursuant to this Section 2.03 and shall at the time of any purchase or escrow certify such amounts to the Trustee. If, for whatever reason, the Master Servicer shall certify to the Trustee that there is a miscalculation of the amount to be paid to the Trust, the Trustee shall from monies in the Asset Proceeds Account return any overpayment that the Trust received as a result of such miscalculation to the applicable Purchaser upon the discovery of such overpayment, and the Master Servicer shall collect from the applicable Purchaser for payment to the Trustee any underpayment that resulted from such miscalculation upon the discovery of such underpayment. Recovery may be made either directly or by set-off of all or any part of such underpayment against amounts owed by the Trust to such Purchaser.

     (j)  Qualification Defect. If (A) any person required to cure, purchase, or
          --------------------
substitute under subsections 2.03(a), 2.03(b) or 2.03(c) of these Standard Terms or under a separate agreement for a Mortgage Asset affected by a Qualification Defect fails to perform within the earlier of (1) 75 days of the Defect Discovery Date or (2) the time limit set forth in those subsections or that separate agreement or (B) no person is obligated to cure, purchase or substitute for a Mortgage Asset affected by a Qualification Defect, the Trustee shall dispose of such Mortgage Asset in such manner and for such price as the Master Servicer notifies the Trustee are appropriate, provided that the removal of such Mortgage Asset occurs no later than the 90th day from the Defect Discovery Date. It is the express intent of the parties that a Mortgage Asset affected by a Qualification Defect be removed from the Trust before the 90th day from the Defect Discovery Date so that the related REMIC(s) will continue to qualify as a REMIC(s). Accordingly, the Trustee is not required to sell an affected Mortgage Asset for its fair market value nor shall the Trustee be required to make up any shortfall resulting from the sale of such Mortgage Asset. The person failing to perform under subsections 2.03(a), 2.03(b) or 2.03(c) of these Standard Terms shall be liable to the Trust for (i) any difference between (A) the Unpaid Principal Balance of the Mortgage Asset plus accrued and unpaid interest thereon at the Note Rate to the date of disposition and (B) the net amount received by the Trustee from the disposition (after the payment of related expenses), (ii) interest on such difference at the Note Rate from the date of disposition to the date of payment and (iii) any legal and other expenses incurred by or on behalf of the Trust in seeking such payments. Except where the Master Servicer is the person failing to perform, the Master Servicer shall pursue the legal remedies of the Trust on the Trust's behalf and the Trust shall reimburse the Master Servicer for any legal or other expenses of the Master Servicer related to such pursuit not recovered from such person. If the Master Servicer is the person failing to perform, the Trustee shall pursue the Trust's legal remedies against the Master Servicer and the Trust shall reimburse the Trustee for its related legal or other expenses.

          Any person required under this Section 2.03 to give notice or to make a request of another person to give notice shall give such notice or make such request promptly.

     Section 2.04.  Representations and Warranties of the Company.

     The Company hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein:

     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Pooling and Master Servicing Agreement, and has duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties, except where the failure to so qualify would not have a material adverse effect on the Company;

     (b) The Pooling and Master Servicing Agreement, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

     (c) Neither the execution and delivery by the Company of the Pooling and Master Servicing Agreement, nor the consummation by the Company of the transactions therein contemplated, nor compliance by the Company with the provisions thereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or by-laws of the Company or any law, governmental rule or regulation or any judgment, decree or order binding on the Company or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Company is a party or by which it is bound, or (ii) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;

     (d) There are no actions, suits or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of the Pooling and Master Servicing Agreement or (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Pooling and Master Servicing Agreement;

     (e) The information set forth in the Mortgage Asset Schedule with respect to each Mortgage Asset is true and correct in all material respects at the date or dates respecting which such information is furnished;

     (f) The Company is the owner of, or holder of a perfected first priority security interest in, each Mortgage Asset;

     (g) The Company has acquired its ownership of, or security interest in, each such Mortgage Asset in good faith without notice of any adverse claim;

     (h) Except for the sale to the Trustee, the Company has not assigned any interest or participation in each such Mortgage Asset (or, if any such interest or participation has been assigned, it has been released); and

     (i)  The Company has full right to sell the Trust Estate to the Trustee.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Trustee Mortgage Asset Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Company, the Master Servicer or the Trustee of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to the Pooling and Master Servicing Agreement, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Company set forth in Section 2.03(c) to cure, substitute for or repurchase a

Mortgage Asset constitute the sole remedies available to the Securityholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04. It is further understood and agreed that the Company shall be deemed not to have made the representations and warranties in this Section 2.04 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 2.04, by any Servicer in the related Servicing Agreement assigned to the Trustee or any Seller in the related Sales Agreement assigned to the Trustee.

     Section 2.05. Representations, Warranties and Covenants of the Master Servicer.

     The Master Servicer hereby represents, warrants and covenants to the Trustee that as of the Closing Date or as of such date specifically provided herein:

     (a) The Master Servicer has been duly organized and is validly existing as a [national banking association] and in good standing under the laws of the United States of America with full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Pooling and Master Servicing Agreement, and has duly qualified to do business and is in good standing under the laws of each jurisdiction wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under the Pooling and Master Servicing Agreement would require such qualification, except where the failure so to qualify would not have a material adverse effect on the performance of its obligations under the Pooling and Master Servicing Agreement;

     (b) The Pooling and Master Servicing Agreement, assuming due authorization, execution and delivery by the Company and the Trustee, constitutes a legal, valid and binding agreement of the Master Servicer, enforceable against it in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and (iii) any notice, order, directive, or similar action by a federal banking agency that would be enforceable pursuant to Section 8 of the Federal Deposit Insurance Act to the extent that such notice, order, directive, or action prohibits or enjoins performance by the Master Servicer;

     (c) Neither the execution and delivery by the Master Servicer of the Pooling and Master Servicing Agreement, nor the consummation by the Master Servicer of the transactions therein contemplated, nor compliance by the Master Servicer with the provisions thereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of association or by-laws of the Master Servicer or any law, governmental rule or regulation, or any judgment, decree or order binding on the Master Servicer or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Master Servicer is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

     (d) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into the Pooling and Master Servicing Agreement or performing its obligations under the Pooling and Master Servicing Agreement; and

     (e) The Master Servicer maintains a Master Servicer Errors and Omissions Policy and Fidelity Bond which covers the Master Servicer's performance under the Pooling and Master Servicing Agreement and such policy and bond are in full force and effect.

          Upon discovery by any of the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the interest of the Securityholders in any Mortgage Asset, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

                                  ARTICLE III

                          ADMINISTRATION OF THE TRUST

     Section 3.01.  Master Servicer Custodial Account.

     (a)  Establishment. The Master Servicer shall establish a Master Servicer
          -------------
Custodial Account into which the Master Servicer shall deposit payments, collections and Advances with respect to the Mortgage Assets until such amounts are transferred to the Asset Proceeds Account as provided herein. The Master Servicer may elect to use a single Master Servicer Custodial Account for more than one series of Securities, but shall maintain separate accounting records for each Series of Securities. Each Master Servicer Custodial Account shall be an Eligible Account and shall reflect the custodial nature of the account and that all funds in such account (except interest earned thereon) are held in trust for the benefit of the Trustee. The Master Servicer Custodial Account shall not be considered an asset of the Trust or any REMIC. The Master Servicer will notify the Trustee of the location and account number of such Master Servicer Custodial Account and of any changes in the location or account number of such account .

     (b)  Deposits. On each Remittance Date, the Master Servicer shall withdraw
          --------
from the Custodial P&I Account maintained by a Servicer and deposit into the Master Servicer Custodial Account an amount with respect to each Mortgage Asset serviced by such Servicer equal to:

          (i) Monthly Payments received by the Servicer during the preceding Due Period, whether paid by the Borrower or advanced by the Servicer minus the Servicing Fee due the Servicer to the extent paid by the Borrower;

          (ii) all Monthly Payments made by a Borrower after their Due Date and which were not paid or advanced pursuant to Subsection 3.01(b)(i);

          (iii) all other payments (other than late charges, conversion fees and similar charges and fees retained by a Servicer pursuant to the Servicing Agreement) received in connection with any unscheduled principal payments or recoveries on the Mortgage Assets during the previous Prepayment Period, including Liquidation Proceeds and Insurance Proceeds, together with any interest thereon paid by or for the account of the Borrower minus the sum of (A) expenses associated with such recovery, (B) any Advances on such Mortgage Assets paid by the Servicer and (C) the Servicing Fee allocable thereto; and

          (iv) the Purchase Price of any Mortgage Asset purchased by the Servicer.

     (c)  Withdrawals. On a daily basis, the Master Servicer may withdraw from
          -----------
the appropriate Master Servicer Custodial Account (to the extent the funds therein are not invested) any Non-Recoverable Advance and any Advance previously made with respect to a Mortgage Asset as to which a late payment, Insurance Proceeds or Liquidation Proceeds have been received.

          On or prior to the Master Servicer Remittance Date, the Master Servicer shall remit from the funds in each Master Servicer Custodial Account by wire transfer (or as otherwise instructed by the Trustee) in immediately available funds to the Asset Proceeds Account an amount equal to the aggregate of the following:

         (i) Monthly Payments received by the Master Servicer during the preceding Due Period, whether or not paid by the Borrower, or advanced by a Servicer, the Master Servicer, the Trustee or an Insurer, minus the sum of
     (A) Servicing Fees due the Servicer to the extent paid by the Borrower and
     (B) the Master Servicing Fee (net of any payments on account of Month End Interest required pursuant to Section 3.05) to the extent paid by the Borrower or advanced by the Servicer;

         (ii) all Monthly Payments made by a Borrower after their Due Date and which were not paid or advanced pursuant to Subsection 3.01(c)(i), net of the Master Servicing Fee after payment of Month End Interest required pursuant to Section 3.05;

         (iii) all other payments received by the Master Servicer in connection with any unscheduled principal payments or recoveries on the Mortgage Assets during the preceding Prepayment Period, including Liquidation Proceeds and Insurance Proceeds, together, with respect to prepayments or Liquidation Proceeds or Insurance Proceeds received during the preceding calendar month, any interest thereon received by the Master Servicer (less the Master Servicing Fee attributable thereto after payment of Month End Interest required pursuant to Section 3.05); and

         (iv) The Purchase Price of any Mortgage Assets purchased from the Trust during the preceding Prepayment Period, less any amounts due the Servicer or Master Servicer on account of Advances, the Servicing Fee or the Master Servicing Fee attributable to such Mortgage Asset.

     (d)  Investment. The Master Servicer shall cause the funds in the Master
          ----------
Servicer Custodial Account to be invested in Permitted Investments with a maturity prior to the next Master Servicer Remittance Date. Net investment income on the funds in the Master Servicer Custodial Account on such investments shall be released to the Master Servicer as a part of its Master Servicer Compensation no later than the fifth Business Day of the month following the month in which the related Distribution Date occurs, unless provided in the Pooling and Master Servicing Agreement that such net investment income be applied to the payment of Month End Interest Shortfall or other amounts due from the Master Servicer. If there is a loss on the investments in the Master Servicer Custodial Account for any month, the Master Servicer shall pay the amount of such loss no later than the fifth Business Day of the following month.

          Section 3.02.  Asset Proceeds Account.

          (a)  Deposits. The Trustee shall establish and maintain one or more
               --------
accounts (collectively, the "Asset Proceeds Account") held in trust for the benefit of the Securityholders. Each Asset Proceeds Account shall be an Eligible Account. On each Distribution Date, the Trustee shall deposit into the Asset Proceeds Account the following amounts, to the extent not previously deposited therein:

          (i) the amount to be deposited from the Master Servicer Custodial Account pursuant to Section 3.01(c);

          (ii)  Advances;

          (iii) the amount required to effect a Terminating Purchase pursuant to Section 9.02; and

          (iv) the amount required to be deposited from any Insurance Policy or Reserve Fund, as provided in the Pooling and Master Servicing Agreement.

     (b) Withdrawal. On each Distribution Date, the Trustee shall withdraw all monies in the Asset Proceeds Account in accordance with the amounts set forth in the statement furnished by the Master Servicer pursuant to Section 4.01 in the following order of priority for the purposes indicated:

          (i) to pay each Servicer its monthly Servicing Fee, to the extent not retained by such Servicer;

          (ii) to reimburse the Trustee, the Master Servicer or the Servicer, in that order of priority, for any Advance previously made that has been determined to be a Non-Recoverable Advance;

          (iii) to reimburse the Company or the Master Servicer for expenses incurred by or reimbursable to it pursuant to Section 6.03;

          (iv) to refund any overpayment of the Purchase Price of a Mortgage Asset;

          (v) to pay the Master Servicer its Master Servicing Fee, to the extent not previously paid;

          (vi) to pay the Securityholders (or, in the case of a Double REMIC Series, to pay the holders of the Regular Interests and Residual Interest of the Pooling REMIC), the amount of the Available Distribution as provided in the Pooling and Master Servicing Agreement; and

          (vii) to reimburse the Master Servicer or Trustee for Advances not previously reimbursed.

     (c)  Accounting. The Master Servicer shall keep and maintain separate
          ----------
accounting, on a Mortgage Asset by Mortgage Asset basis, for the purpose of justifying any payment to and from the Asset Proceeds Account.

     (d)  Investment. The Master Servicer shall direct the Trustee in
          ----------
writing (which may be in the form of standing instructions) as to the investment of funds (which shall be invested in Permitted Investments) in the Asset Proceeds Account for the period from the Master Servicer Remittance Date through the Distribution Date. Net investment income on funds in the Asset Proceeds Account shall be released to the Master Servicer as part of its Master Servicer Compensation no later than the fifth Business Day of the month following the month in which the related Distribution Date occurs, unless provided in the Pooling and Master Servicing Agreement that such net investment income be applied to the payment of Month End Interest Shortfall or other amounts due from the Master Servicer .

     Section 3.03.  Issuing REMIC Accounts.

     (a) With respect to any Double REMIC Series, the Trustee shall establish one or more accounts into which the Trustee shall deposit all payments on account of the Regular Interests in the Pooling REMIC that are considered assets of the Issuing REMIC and from which the Trustee shall withdraw funds to pay the Securities evidencing an interest in the Issuing REMIC.

     (b) With respect to any Double REMIC Series, the Trustee shall establish one or more accounts into which the Trustee shall deposit all payments on account of the Residual Interests in the Pooling REMIC and any Regular Interests in the Pooling REMIC that are not considered assets of the Issuing REMIC and from which the Trustee shall withdraw funds to pay the Securities that do not evidence an interest in the Issuing REMIC. In lieu of establishing such an account, the Trustee may pay on each Distribution Date to the Holders of the Securities that do not evidence interests in the Issuing REMIC the amounts that are due with respect to such Securities. In addition, upon payment in full of the Regular Interests and all administrative costs of the Trust and the REMICs, any amount remaining in the Asset Proceeds Account may be distributed directly to the Holders of the Security representing beneficial ownership of the Residual Interest in the Pooling REMIC.

     Section 3.04.  Advances by Master Servicer and Trustee.

     (a) To the extent not made by the Servicer of a Mortgage Asset, the Master Servicer shall be obligated to make Advances with respect to such Mortgage Asset to the extent that the Master Servicer determines, in good faith, that an Advance made hereunder is recoverable from Insurance Proceeds, Liquidation Proceeds or subsequent payments by the Borrower of such Mortgage Asset. In the event the Master Servicer determines that all, or a portion, of any Advance required by this Section 3.04 is not so recoverable, the Master Servicer shall promptly deliver to the Trustee an Officer's certificate setting forth the reasons for such determination and the amount of the Non-Recoverable Advance (a "Non-Recoverability Certificate"). Subject to the foregoing:

           (i) Prior to the close of business on the Business Day prior to the Master Servicer Remittance Date, the Master Servicer shall determine whether and to what extent any Servicers have failed to make any Advances in respect of Monthly Payments that were due on the previous Due Date. The Master Servicer shall make an Advance to the Master Servicer Custodial Account in the amount, if any, of the aggregate Monthly Payments (less applicable Servicing Fees) on the Mortgage Assets that were due on the Due Date but which were not received or advanced by the Servicers and remitted to the Master Servicer Custodial Account on or prior to the Master Servicer Remittance Date. Each such Advance shall be remitted in immediately available funds to the Master Servicer Custodial Account no later than the Master Servicer Remittance Date for the month in which the Distribution Date occurs.

           (ii)  To the extent not made by a Servicer, the Master
     Servicer shall make Advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Asset or for any transaction in which the Trustee is expected to receive a deed-in-lieu of foreclosure .

           (iii) In the event that any Mortgaged Premises shall be damaged or destroyed, and if the Servicer fails to Advance the funds necessary to repair or restore the damaged or destroyed Mortgaged Premises, then the Master Servicer shall Advance such funds and take such other action as is necessary to repair or restore the damage or loss.

           (iv) To the extent a Servicer is required to Advance funds sufficient to pay the taxes or insurance premiums with respect to a Mortgage Asset pursuant to applicable Servicing Agreement and the Servicer fails to make such Advance, the Master Servicer shall Advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

           (v) In the event that any Servicer fails to remit to the Master Servicer Custodial Account on or before the Master Servicer Remittance Date, the full amount of the funds in the custody or under the control of the Servicer that the Servicer is required to remit under its Servicing Agreement, then the Master Servicer shall Advance and remit to the Master Servicer Custodial Account an amount equal to the required remittance no later than the Master Servicer Remittance Date for the month in which such funds were required to be remitted by the Servicer under the Servicing Agreement.

     (b) Any Advance made by the Master Servicer under this Section 3.04 which the Master Servicer shall ultimately determine in its good faith judgment to be not recoverable from Insurance Proceeds, Liquidation Proceeds or subsequent payments by the Borrower shall be a Non-Recoverable Advance. The determination by the Master Servicer that it has made a Non-Recoverable Advance shall be evidenced by a Non-Recoverability Certificate of the Master Servicer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of such Non-Recoverability Certificate, the Master Servicer shall be entitled to reimbursement for such Non-Recoverable Advance as provided herein.

     (c) If the Master Servicer fails to make any Advance required of it hereunder, the Trustee shall, to the maximum extent permitted by law, make such Advance in its stead and, in such event, the Trustee shall be entitled to receive the Master Servicer Compensation payable with respect to the Distribution Date related to such Master Servicer Remittance Date; provided, however, in no event shall the Trustee, whether as Trustee, Master Servicer or Servicer, be deemed to have assumed the obligations of any Person to purchase any Mortgage Asset from the Trust for breach of representations or warranties or as a Converted Mortgage Loan or otherwise nor to make any Advances or pay Month End Interest with respect to any Mortgage Asset except to the extent specifically provided in Sections 3.04 or 3.05. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make an Advance that it reasonably believes to be a Non-Recoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its Non-Recoverability Certificate.

     (d) To the extent that any Advance has been made by the Trustee, the Trustee shall be entitled to reimbursement therefor at the times and to the same extent as either the Servicer or the Master Servicer would have been so entitled had such Person originally made such Advance, whether or not any provision of the Pooling and Master Servicing Agreement specifically references the right of the Trustee to such reimbursement. In the event that the Trustee learns it is prevented by law from making such an Advance, the Trustee will notify the Master Servicer in writing within 24 hours of receipt of such information.

     (e) Notwithstanding anything herein to the contrary, no Advance shall be required to be made by the Master Servicer or the Trustee to the extent that making such Advance would result in the amount of aggregate Advances then outstanding and unreimbursed by the Master Servicer or the Trustee to be in excess of the amount, if any, set forth in the definition of "Master Servicer Advance Amount" in the Pooling and Master Servicing Agreement.

     Section 3.05.  Month End Interest.

     If so provided in the Pooling and Master Servicing Agreement, the Master Servicer shall pay and deposit into the Master Servicer Custodial Account, on or before each Master Servicer Remittance Date, an amount equal to Month End Interest attributable to any Mortgage Asset liquidated or prepaid in the preceding Prepayment Period, but only to the extent of its Master Servicing Compensation payable with respect to the Distribution Date related to such Master Servicer Remittance Date. Such payment will not be considered a Non-Recoverable Advance; and in case of such payment, the Master Servicer shall not be entitled to any recovery or reimbursement from the Trustee or the Securityholders, but may seek and obtain recovery from the Servicer that failed to make the payment through legal action or otherwise, to the extent provided in the related Servicing Agreement.

     Section 3.06.  Trustee to Cooperate; Release of Mortgage Files.

     The Trustee shall, if requested by any Servicer, execute a power of appointment pursuant to which the Trustee shall authorize, make, constitute and appoint designated officers of such Servicer with full power to execute in the name of the Trustee (without recourse, representation or warranty) any deed of reconveyance, any substitution of trustee documents or any other document to release, satisfy, cancel or discharge any Security Instrument or Mortgage Asset upon its payment in full or other Liquidation; provided, however, that such power of appointment shall be limited to the powers limited above and to those Servicers as to which a power of appointment is approved by the Rating Agencies. The Servicer shall promptly forward to the Trustee for its files copies of all documents executed pursuant to such power of appointment.

     Upon the Liquidation of any Mortgage Asset, the Servicer shall remit the proceeds thereof to the Master Servicer Custodial Account and unless a Servicer has been given a power of appointment as provided in the preceding paragraph, deliver to the Master Servicer a Request for Release of Documents (in the form required pursuant to the related Servicing Agreement) requesting that the Trustee execute such instrument of release or satisfaction as is necessary to release the Mortgaged Premises from the lien of the Security Instrument. Upon the Master Servicer's receipt of such Request for Release and its confirmation that all amounts required to be remitted to the Master Servicer Custodial Account in connection with such Liquidation have been so deposited, the Master Servicer will deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release, or cause the Custodian to release, the related Trustee Mortgage Asset File to the Master Servicer or Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to a Master Servicer Custodial Account or the Asset Proceeds Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Asset, including but not limited to, collection under any Title Insurance Policy, Primary Mortgage Insurance Policy, Flood Insurance Policy or Hazard Insurance Policy or to effect a partial release of any Mortgaged Premises from the lien of the Security Instrument, the Servicer shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee, within five Business Days, shall release, or shall cause the Custodian to release, the related Trustee Mortgage Asset File to the Master Servicer or the Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or the Servicer, as the case may be, to return each and every document previously requested from the Trustee Mortgage Asset File to the Trustee (or the Custodian) by the twenty-first day following the release thereof, unless (a) the Mortgage Asset has been liquidated and the Liquidation Proceeds relating to the Mortgage Asset have been deposited in the Asset Proceeds Account or the Master Servicer Custodial Account or (b) the Trustee Mortgage Asset File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Premises either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or the Servicer certifying as to the name and address of the Person to which such Trustee Mortgage Asset File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's certificate of the Master Servicer or Servicer stating that such Mortgage Asset was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Master Servicer Custodial Account or Asset Proceeds Account have been so deposited, or that such Mortgage Asset has become an REO, the Request for Release shall be released by the Trustee (or the Custodian) to the Master Servicer or Servicer, as appropriate.

     Upon written certification of the Master Servicer or Servicer, the Trustee (subject to Section8.01(e) hereof) shall execute and deliver to the Master Servicer or Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Premises or to any legal action brought to obtain judgment against any Borrower on the Note or Security Instrument or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Note or Security Instrument or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

     Section 3.07.  Reports to the Trustee; Annual Compliance Statements.

     The Master Servicer shall deliver to the Trustee on or before April 30 of each year, an Annual Compliance Statement with respect to each Pooling and Master Servicing Agreement that the Master Servicer entered into on or before the preceding December 31, signed by an Officer of the Master Servicer, certifying that (a) such Officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under each such Pooling and Master Servicing Agreement and (b) to the best of such Officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under each such Pooling and Master Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Officer and the nature and status thereof, and (i) an Officer of the Master Servicer has conducted an examination of the activities of each Servicer during the preceding calendar year and its performance under its Servicing Agreement with the Company, (ii) an Officer of the Master Servicer has examined each Servicer's Fidelity Bond and Errors and Omissions Policy and each such bond or policy is in effect and conforms to the requirements of the related Servicing Agreement, (iii) the Master Servicer has received from each Servicer such Servicer's annual audited financial statements and such other information as is required by the related Servicing Agreement and (iv) to the best of such Officer's knowledge, based on such examination, the Servicer has performed and fulfilled its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Officer and the nature and status thereof. Copies of the Annual Compliance Statement of the Master Servicer shall be provided by the Trustee to any Securityholder upon written request provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

     Section 3.08.  Title, Management and Disposition of Any REO.

     (a) Each Servicing Agreement provides that in the event that any Mortgaged Premises becomes an REO, the Servicer shall manage, conserve, protect and operate each REO for the Securityholders solely for the purpose of its prompt disposition and sale. The Servicer shall use its best efforts to dispose of any REO for its fair market value within twenty-two months of its acquisition by the Trust, unless the Trustee has been granted an extension of time to dispose of such REO by the Internal Revenue Service pursuant to Section 856(e)(3) of the Code (an "Extension"). If the Trustee has been granted an Extension, the Servicer shall continue to attempt to sell the REO property for its fair market value for the period ending two months prior to the time such Extension expires (the "Extended Period"). In the event the Servicer is unable to dispose of any REO within such twenty-two-month period or Extended Period, as the case may be, the Master Servicer shall ensure that such REO is auctioned to the highest bidder within one month after the end of such twenty-two-month period or Extended Period, as the case may be. In the event of any such sale of an REO, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of its receipt of the proceeds of such sale or auction, release or cause to be released to the purchaser the related Trustee Mortgage Asset File and Servicer Mortgage Asset File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO and the Trustee shall have no further responsibility with regard to such Trustee Mortgage Asset File or Servicer Mortgage Asset File. Neither the Trustee, the Master Servicer nor the Servicer, acting on behalf of the Trust, shall provide financing from the Trust to any purchaser of REO Property.

     (b) In the event that title to any REO is acquired, the deed or certificate of sale shall be issued to the Trustee for the benefit of the Holders. The Servicer shall, in accordance with Section 3.08(a), use its reasonable efforts to sell any REO as expeditiously as possible, but in all events within the time period, and subject to the conditions set forth in
Section 3.08(a) hereof. Pursuant to its efforts to sell such REO, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO in the same manner and to such extent as it customarily does in connection with its own real estate acquired through foreclosure or by deed-in-lieu of foreclosure, incident to its conservation and protection of the interests of the Holders, and may rent the same, or any part thereof, as the Servicer deems likely to increase the net proceeds distributable to the Holders subject to the terms and conditions described in this Section 3.08.

          For the purpose of protecting the interests of the Trustee and conserving the REO prior to sale, the Servicer may contract with any Independent Contractor for the conservation, protection and rental of any REO, provided that:

          (i) the terms and conditions of any such contract may not be inconsistent herewith;

          (ii) any such contract shall require, or shall be administered to require, that, the Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such REO, (B) hold all related revenues in a segregated account insured by the FDIC, (c) remit all related revenues collected (net of such costs and expenses retained by such Independent Contract) to the Servicer on a monthly or more frequent basis; and

          (iii) none of the provisions of this Section 3.08 relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee and the Holders with respect to the conservation, protection and rental of any such REO.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer or any Independent Contractor shall be entitled to a fee, based on the prevailing market rate (and set in good faith at a reasonable level in the case of a fee payable to the Servicer), for the operation and management of any REO, which fee shall be an expense of the Trust payable out of the gross income on such REO.

     (c) The Servicer shall deposit all funds collected and received in connection with the operation of any REO in the Custodial P&I Account no later than the second Business Day following receipt of such funds.

     (d) The Servicer, upon the final disposition of any REO, shall be entitled to reimbursement of any related unreimbursed Advances related to the Mortgage Asset for such REO as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, out of any net rental income or other net amounts derived from such REO.

     (e) The final disposition of REO shall be carried out by the Servicer at the REO's fair market value under the circumstances existing at the time of disposition and upon such terms and conditions as the Servicer shall deem necessary or advisable, and as are in accordance with accepted servicing practices and in accordance with Section 3.08(a).

     (f) The Liquidation Proceeds from the final disposition of the REO shall be deposited in the Custodial P&I Account no later than the second Business Day following receipt of such Liquidation Proceeds and, subject to such withdrawals as may be permitted by Section 3.08(d), shall be transferred to the Asset Proceeds Account pursuant to Section 3.01(c).

     (g) The Servicer shall prepare and file reports of foreclosure and abandonment in accordance with Section 6050J of the Code.

     (h) Notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trustee hereunder, shall not rent, lease, or otherwise earn income or take any action on behalf of the Trust with respect to any REO that might (i) cause such REO to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code, both of which types of income are subject to tax under the REMIC Provisions, unless the Trustee has received an Opinion of Counsel at the Trust's expense (the costs of which shall be recoverable out of the Custodial P&I Account), to the effect that, under the REMIC Provisions and any relevant proposed legislation, any income generated for the REMIC by the REO would not result in the imposition of a tax upon the REMIC.

          Without limiting the generality of the foregoing, neither the Trustee, the Master Servicer, nor a Servicer shall knowingly:

          (i) enter into, renew or extend any New Lease with respect to any REO, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

          (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on any REO, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Asset became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

          (iv) Directly Operate, or allow any other Person to Directly Operate any REO Property on any date more than 90 days after its acquisition date (unless the Person who would Directly Operate the REO Property is an Independent Contractor);

unless, in any such case, the Person proposing to take such action has requested and received the Opinion of Counsel described in the preceding sentence, in which case the Person may take such actions as are specified in such Opinion of Counsel.

     (i) The Servicer shall not acquire any personal property relating to any Mortgage Asset pursuant to this Section 3.08 unless either:

          (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Servicer; or

          (ii) the Servicer shall have requested and received an Opinion of Counsel, at the expense of the Trust (recoverable out of the Custodial P&I Account), to the effect that the holding of such personal property by the REMIC will not cause the imposition of a tax under the REMIC Provisions on any REMIC related to the Trust or cause any such REMIC to fail to qualify as a REMIC at any time that any Security is outstanding.

     (j) Any actions required or permitted to be taken by a Servicer under this Section 3.08 may be taken by the Master Servicer on behalf of such Servicer.

     Section 3.09.  Amendments to Servicing Agreements.

     From time to time the Master Servicer may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to the Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of the Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder; provided, however, that in no event shall the Master Servicer modify or amend the Servicing Agreements if such modification or amendment would have a material adverse effect on the Securityholders. Any such modification or amendment by the Master Servicer shall be deemed to have a material adverse effect on the Securityholders if such amendment or modification either results in (a) the downgrading of the rating assigned by any Rating Agency to the Securities or (b) the loss by the Trust or the assets thereof of REMIC status for federal income tax purposes. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee an Officer's certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

     Section 3.10.  Oversight of Servicing.

     The Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage Assets by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. Without limiting the generality of the foregoing, the Master Servicer, acting alone and without the consent of the Trustee or any Securityholder, shall have the power and responsibility for approving the transfer or other assignment of any Servicing Agreement by any Servicer. The Company shall provide the Master Servicer with a copy of the Servicing Agreement executed by each Servicer no later than the Closing Date for the applicable Trust. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Assets, the Servicing Agreement provides that the Servicer must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by the Servicer with certain provisions of the Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct the Servicer or otherwise respond to the Servicer's request. In no event will the Master Servicer instruct the Servicer to take any action, give any consent to action by the Servicer or waive compliance by the Servicer with any provision of the Servicing Agreement if any resulting action or failure to act is inconsistent with the Servicers' obligations for similarly rated transactions or would otherwise have an adverse effect on the Securityholders. Any such action or failure to act shall be deemed to have an adverse effect on the Securityholders if such action or failure to act either results in (a) the downgrading of the rating assigned by any Rating Agency to the Securities or (b) the loss by the Trust or the assets thereof of REMIC status for federal income tax purposes.

         The Master Servicer shall instruct each Servicer that it should not take any action to foreclose, or accept a deed in lieu of foreclosure, with respect to any Mortgage Asset that such Servicer knows, or has reason to know, that the related Mortgaged Premises are contaminated with toxic wastes or other hazardous substances.

         During the term of the Pooling and Master Servicing Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Master Servicer by each Servicer and otherwise exercise reasonable efforts to encourage each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

         For the purposes of determining whether any modification of a Mortgage Asset shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Asset for the Mortgage Asset originally deposited to the Trust. No modification shall be approved unless either (i) such modification is occasioned by default or a reasonably foreseeable default, or (ii) there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Asset) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

         The relationship of the Master Servicer to the Trustee under the Pooling and Master Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                                  ARTICLE IV

                    REPORTING/REMITTING TO SECURITYHOLDERS

     Section 4.01.  Statements to Securityholders.

     On or before the Master Servicer Reporting Date, the Master Servicer shall prepare a statement as to such distribution and deliver such statement to the Trustee. On such Distribution Date the Trustee shall forward such statement by mail to each Securityholder, setting forth:

     (a) the amount of such distribution to the Holders of Securities of such Class to be applied to reduce the Security Principal Balance thereof, separately identifying the amounts, if any, of any prepayments;

     (b) the amount of such distribution to the Holders of Securities of such Class allocable to interest, and the Pass-Through Rate applicable to each Class;

     (c) the amount of the Master Servicing Fee to be paid to the Master Servicer on such Distribution Date; and such other customary information as the Master Servicer deems necessary or desirable, or which a Securityholder reasonably requests, to enable Securityholders to prepare their tax returns;

     (d) the aggregate amount of outstanding Advances, together with Non-Recoverable Advances, if any, at the close of business on such Distribution Date;

     (e) the aggregate Scheduled Principal Balance of the Mortgage Assets as of such Distribution Date and the number of Mortgage Assets outstanding on such Distribution Date;

     (f) the number and aggregate principal balance of Mortgage Assets (a) delinquent two months (i.e., 60 to 89 days), (b) delinquent three months (i.e., 90 days or longer) and (c) as to which foreclosure proceedings have been commenced;

     (g) the number and aggregate Unpaid Principal Balance of Mortgage Assets that are REOs;

     (h) the aggregate Security Principal Balance of each Class of Securities after giving effect to the distribution to be made on such Distribution Date, and separately identifying any reduction thereof on account of Realized Losses;

     (i) the amount of Realized Losses incurred during the related Prepayment Period and since the Cut-off Date (separately identifying any Mortgagor Bankruptcy Losses, Special Hazard Losses and Fraud Losses, if they are separately allocated);

     (j) the amount of Month End Interest Shortfall, Soldiers' and Sailors' Shortfall and Realized Interest Shortfall incurred during the related Due Period;

     (k) the aggregate amount of interest remaining unpaid (exclusive of Shortfall and Realized Interest Shortfall allocated to such Class), if any, for each Class of Securities, after giving effect to the distribution made on such Distribution Date;

     (l) the aggregate amount of withdrawals, if any, from any Reserve Fund or under any Insurance Policy, and the amount, if any, available thereunder;

     (m) the Senior Percentage and Senior Prepayment Percentage, if any, after giving effect to the distributions to be made, and Realized Losses allocated, on such Distribution Date; and

     (n) in the case of a Trust with respect to which one or more REMIC elections have been or will be made, any reports required to be provided to Holders by the REMIC Provisions.

          In the case of information furnished pursuant to clauses (a) and (b) above, the amounts shall be expressed, with respect to any Security, as a dollar amount per $1,000 denomination; provided, however, that if any Class of Securities does not have a Security Principal Balance, then the amounts shall be expressed as a dollar amount per 10% Percentage Interest.

          In addition to the Distribution Date report specified above, the Master Servicer shall prepare and deliver to the Trustee prior to each Distribution Date, and the Trustee shall forward to each Holder of a Residual Security, if any, on each Distribution Date a statement setting forth the amounts actually distributed with respect to the Residual Securities on such Distribution Date, the aggregate Security Principal Balance, if any, of the Residual Securities after giving effect to any distribution made on such Distribution Date, separately identifying the amount of Realized Losses allocated to such Residual Securities for the preceding Prepayment Period.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and furnish a statement, from information provided by the Master Servicer, containing the information set forth in clauses
(a) through (c) above, to each Person who at any time during the calendar year was a Holder that constituted a retail investor or other Holder that requests such statement, aggregated for such calendar year or portion thereof during which such Person was a Securityholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare and the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Security a statement containing the information provided pursuant to the second preceding paragraph aggregated for such calendar year thereof during which such Person was a Securityholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

     Section 4.02.  Remittance Reports.

     The Master Servicer shall prepare the Remittance Report with respect to the related Distribution Date and shall deliver it to the Trustee by mail, facsimile or electronic transfer no later than each Master Servicer Reporting Date. The Remittance Report shall set forth the information as specified in Exhibit C attached hereto. The information in such report shall be made available by the Trustee to a Securityholder upon written request of such Securityholder therefor.

     In the event the Master Servicer does not furnish the Remittance Report or any other statement or report as required by this Section 4.02 or Section 4.01, or if an Officer of the Trustee has actual knowledge that any such Remittance Report or other statement or report is erroneous or inaccurate in any material respect, and if any such Remittance Report or other statement or report is not furnished or corrected, as the case may be, within one Business Day following the date it is due to be delivered, then the Trustee shall request and the Master Servicer shall furnish by electromagnetic tape (or such other medium as the Trustee and the Master Servicer may agree from time to time) the information to enable the Trustee to prepare the Remittance Report and the other reports as required by this Section 4.02 and Section 4.01, and the Trustee shall thereupon prepare such report and receive the Master Servicing Fee for such month. Upon termination of the Master Servicer pursuant to Section 7.03 hereof, the Trustee shall thereafter undertake all of the obligations of the Master Servicer pursuant to this Section 4.02 and Section
4.01 and shall be entitled to the compensation otherwise payable to the Master Servicer pursuant hereto in consideration of the performance of such obligations.

     The Trustee shall be under no duty to recalculate, verify or recompute the information provided to it hereunder by the Master Servicer.

     Section 4.03. Compliance with Withholding Requirements.

     Notwithstanding any other provisions of the Pooling and Master
Servicing Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Securityholders of interest or original issue discount on the Securities that the Trustee reasonably believes are applicable under the Code. The consent of Securityholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or Advances thereof to any Securityholder pursuant to federal withholding requirements, the Trustee shall indicate with any payment to such Securityholders the amount withheld.

     Section 4.04. Reports of Security Principal Balances to The Depository
                   Trust Company.

     If and for so long as any Security is held by The Depository Trust Company, on the second Business Day before each Distribution Date, the Trustee shall give oral notice to The Depository Trust Company (and shall promptly thereafter confirm in writing) the following: (a) the amount to be reported pursuant to clause (a) and (b) of each statement provided to Holders of Securities pursuant to Section 4.01 in respect of the next succeeding distribution, (b) the Record Date for such distribution, (c) the Distribution Date for such distribution and
(d) the aggregate Security Principal Balance of each Class of Securities to be reported pursuant to clause (h) of the first paragraph of Section 4.01 in such month.

     Section 4.05. Preparation of Regulatory Reports.

     (a)  Subject to the provisions of subsections (b) and (c) of this
Section 4.05, the Master Servicer shall prepare or cause to be prepared, on behalf of the Trust, and delivered in a timely manner to the Trustee for its review and execution, such supplementary and periodic information, documents and reports (such information, documents or reports are referred to hereinafter as "Periodic Reports") as may be required pursuant to Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder or as a condition to approval of any application for relief ("Application for Relief") hereinafter referred to and, in connection therewith, shall prepare such applications and requests for exemption and other relief from such provisions as it may deem appropriate. The Master Servicer shall be deemed to certify as to each Periodic Report delivered to the Trustee for its review and execution that it conforms in all material respects to applicable reporting requirements imposed by the Exchange Act or is otherwise in form and content appropriate for filing with the SEC. The Trustee shall execute all such Periodic Reports and Applications for Relief delivered as provided above and shall return the same to the Master Servicer for filing with the SEC and other required filing offices, if any, on behalf of the Trust or shall authorize the Master Servicer to execute any such Periodic Report or Application for Relief on the Trustee's behalf.

     (b) Within 30 days after the beginning of the first fiscal year of the Trust during which the obligation to file Periodic Reports pursuant to the Exchange Act shall have been suspended, the Master Servicer shall prepare, or cause to be prepared, a notice on SEC Form 15 ("Form 15") and shall forward such notice to the Trustee for execution, whereupon the Trustee shall return the executed Form 15 to the Master Servicer or shall authorize the Master Servicer to execute such Form 15 on the Trustee's behalf; provided, however, that the Master Servicer shall be under no obligation to prepare such notice if the number of Securityholders exceeds 300. The Trustee shall notify the Master Servicer in a timely manner if the number of Securityholders at any one time exceeds 300. The

Master Servicer shall file any notice on Form 15 with the SEC in accordance with the provisions of Rule 15d-6 under the Exchange Act.

     (c) Notwithstanding any other provision of this Agreement, the Trustee has not assumed, and shall not by its performance hereunder be deemed to have assumed, any of the duties or obligations of the Company or any other Person with respect to (i) the registration of the Securities pursuant to the Securities Act, (ii) the issuance or sale of the Securities, or (iii) compliance with the provisions of the Securities Act, the Exchange Act, or any applicable federal or state securities or other laws including, without limitation, any requirement to update the registration statement or prospectus relating to the Securities in order to render the same not materially misleading to investors.

     (d) In connection with the Master Servicer's preparation of any Form 15 or of any Periodic Report, the Trustee shall provide it with information which it may reasonably request concerning the number and identity of the Holders appearing on the Security Register maintained by the Trustee, but the Trustee shall have no duty or obligation to provide information which does not appear on the Security Register, including any information concerning the ownership of Persons for whom a nominee is the Holder of record.

                                   ARTICLE V

                   THE POOLING INTERESTS AND THE SECURITIES

     Section 5.01.  Pooling REMIC Interests.

     If an election has been made to treat certain assets of the Trust as a Pooling REMIC, the Pooling and Master Servicing Agreement will set forth the terms of the Regular Interests and Residual Interest of the Pooling REMIC. Unless otherwise specified in the Pooling and Master Servicing Agreement, (a) the Pooling REMIC Regular Interests will be "regular interests" for purposes of the REMIC Provisions but will not constitute securities or certificates of interest in the Trust; (b) the Trustee will be the owner of the Pooling REMIC Regular Interests, which may not be transferred to any person other than a successor trustee appointed pursuant to Section 8.07 hereof unless the party desiring the transfer obtains a Special Tax Opinion; and (c) the Pooling REMIC Regular Interests will be represented by Pooling REMIC Subaccounts.

     Section 5.02.  The Securities.

     The Securities shall be designated in the Pooling and Master Servicing Agreement. The Securities in the aggregate will represent the entire beneficial ownership interest in the Trust Estate. On the Closing Date, the aggregate Security Principal Balance of the Securities will equal the aggregate Scheduled Principal Balance of the Mortgage Assets as of the Cut-off Date. The Securities will be substantially in the forms annexed to the Pooling and Master Servicing Agreement. Unless otherwise provided in the Pooling and Master Servicing Agreement, the Securities of each Class will be issuable in registered form, in denominations of authorized Percentage Interests as described in the definition thereof. Each Security will share ratably in all rights of the related Class.

     Upon original issue, the Securities shall be executed and delivered by the Trustee and the Trustee shall cause the Securities to be authenticated by the Security Registrar to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Securities shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized Officer under its seal imprinted thereon. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. No Security shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided in the Pooling and Master Servicing Agreement executed by the Security Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. All Securities shall be dated the date of their execution.

     Section 5.03.  Book-Entry Securities.

     (a) The Book-Entry Securities will be represented initially by one or more certificates registered in the name designated by the Clearing Agency. The Company, the Master Servicer and the Trustee may for all intents and purposes (including the making of payments on the Book-Entry Securities) deal with the Clearing Agency as the authorized representative of the Beneficial Owners of the Book-Entry Securities for as long as those Securities are registered in the name of the Clearing Agency. The rights of Beneficial Owners of the Book-Entry Securities shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Book-Entry Securities shall not be entitled to certificates for the Book-Entry Securities as to which they are the Beneficial Owners, except as provided in subsection (c) below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Company, the Master Servicer and the Trustee, a Book-Entry Security may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Security for the account of the respective Clearing Agency Participants and Beneficial Owners.

     (b) Neither the Company, the Master Servicer, nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Book-Entry Securities held by the Clearing Agency, for monitoring or restricting any transfer of beneficial ownership in a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

     (c) The Book-Entry Securities will be issued in fully registered, certificated form to Beneficial Owners of Book-Entry Securities or their nominees, rather than to the Clearing Agency or its nominee, only if (a) the Company advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Securities, and the Company is unable to locate a qualified successor within 30 days or (b) the Company, at its option, elects to terminate the book-entry system operating through the Clearing Agency. Upon the occurrence of either such event, the Trustee shall notify the Clearing Agency, which in turn will notify all Beneficial Owners of Book-Entry Securities through Clearing Agency Participants, of the availability of certificated Securities. Upon surrender by the Clearing Agency of the certificates representing the Book-Entry Securities and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Securities as certificated Securities to the Beneficial Owners identified in writing by the Clearing Agency. Such certificated Securities shall not constitute Book-Entry Securities. All reasonable costs associated with the preparation and delivery of certificated Securities shall be borne by the Company.

     Section 5.04.  Registration of Transfer and Exchange of Securities.

     The Trustee shall cause to be kept at its Corporate Trust Office a Security Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Securities and of transfers and exchanges of Securities as herein provided. The Trustee will initially serve as Security Registrar for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

     Subject to Section 5.05, upon surrender for registration of transfer of any Security at the Corporate Trust Office of the Trustee or at any other office or agency of the Trustee maintained for such purpose, the Trustee shall execute and the Security Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same Class of a like aggregate Percentage Interest.

     At the option of the Securityholders, each Security may be exchanged for other Securities of the same Class with the same and authorized denominations and a like aggregate Percentage Interest, upon surrender of such Security to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Trustee shall execute and cause the Security Registrar to authenticate and deliver the Securities which the Securityholder making the exchange is entitled to receive. Every Security presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     No service charge to the Securityholders shall be made for any transfer or exchange of Securities, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     All Securities surrendered for transfer and exchange shall be destroyed by the Security Registrar.

     The Trustee will cause the Security Registrar (unless the Trustee is acting as Security Registrar) to provide notice to the Trustee of each transfer of a Security, and will provide the Trustee and Master Servicer with an updated copy of the Security Register on January 1 and July 1 of each year.

     Section 5.05.  Restrictions on Transfer.

     (a) Securities Law Compliance. No transfer of any Private Security shall be
         -------------------------
made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. Any Holder of a Private Security shall, and, by acceptance of such Security, does agree to, indemnify the Company, the Trustee and the Master Servicer against any liability that may result if any transfer of such Securities by such Holder is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. Neither the Company, the Trustee nor the Master Servicer is obligated to register or qualify any Private Security under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Securities without such registration or qualification. The Trustee shall not register any transfer of a Private Security (other than a Residual Security) unless and until the prospective transferee provides the Trustee with a Transferee Agreement or, if the Security to be transferred is a Rule 144A Security, a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer, and unless and until the transfer otherwise complies with the provisions of this
Section 5.05. If a proposed transfer does not involve a Rule 144A Security or the transferee of a Rule 144A Security does not certify to facts which, if true, would mean that the transferee is a Qualified Institutional Buyer, the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration exemption(s) relied upon, and if the transfer is made within three years of the acquisition thereof by a non-Affiliate of the Company from the Company or an Affiliate of the Company, the Master Servicer or the Trustee also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Company, the Trustee or the Master Servicer. Notwithstanding the foregoing, no Rule 144A Agreement, Transferee Agreement or Opinion of Counsel shall be required in connection with the initial transfer of the Private Securities and no Opinion of Counsel shall be required in connection with the transfer of the Private Securities by a broker or dealer, if such broker or dealer was the initial transferee.

         The Company shall provide to any Holder of a Rule 144A Security and any prospective transferee designated by such Holder information regarding the related Securities and the Mortgage Assets and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Security without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.

     (b) Regular Securities.
         ------------------

         (i) Book-Entry Subordinated Securities. No Regular Security that (i) is a Book-Entry Security and (ii) is subordinated in right to payment to the Securities of any other Class due to the allocation of Realized Losses (a "Book-Entry Subordinated Security") shall be transferred to a transferee that acknowledges that it is a Plan Investor unless such transferee provides the Trustee and the Master Servicer with a Benefit Plan Opinion. The transferee of a Book-Entry Subordinated Security that does not provide the Trustee and the Master Servicer with a Benefit Plan Opinion will be deemed, by virtue of its acquisition of such Security, to have represented that it is not a Plan Investor.

          (ii) Certificated Subordinated Securities. No Regular Security that
     (i) is not a Book-Entry Security and (ii) is subordinated in right to payment to the Securities of any other Class due to the allocation of Realized Losses (a "Certificated Subordinated Security") shall be transferred unless the prospective transferee provides the Trustee and the Master Servicer with a properly completed Benefit Plan Affidavit, together with a Benefit Plan Opinion if required in order to comply with such Affidavit.

     (c)  Residual Securities. No Residual Security (including any beneficial
          -------------------
interest therein) may be transferred to a Disqualified Organization. In addition, no Residual Security (including any beneficial interest therein) may be transferred unless (i) the proposed transferee provides the Trustee and the Master Servicer with (A) a Residual Transferee Agreement, (B) a Benefit Plan Affidavit, (C) a Disqualified Organization Affidavit, and (D) if the proposed transferee is a Non-U.S. Person, a TAPRI Certificate, and (ii) the interest transferred involves the entire interest in a Residual Security or an undivided interest therein (unless the transferor or the transferee provides the Master Servicer and the Trustee with an Opinion of Counsel (which shall not be an expense of the Master Servicer or the Trustee) that the transfer will not jeopardize the REMIC status of any related REMIC). Furthermore, if a proposed transfer involves a Private Security, (1) the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration exemption(s) relied upon, and (2) if the transfer is made within three years from the acquisition of the Security by a non-Affiliate of the Company from the Company or an Affiliate of the Company, the Trustee also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee or the Master Servicer. In any event, the Trustee shall not effect any transfer of a Residual Security except upon notification of such transfer to the Master Servicer. Notwithstanding the foregoing, no Opinion of Counsel shall be required in connection with the initial transfer of the Residual Securities or their transfer by a broker or dealer, if such broker or dealer was the initial transferee. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize any transfer to the extent necessary to avoid a risk of disqualification of any related REMIC as a REMIC or the imposition of a tax upon any such REMIC.

          Upon notice to the Trustee that any legal or beneficial interest in any portion of the Residual Securities has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Security in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, recover any distributions made to such transferee with respect to the Residual Security and return such recovery to the transferor, and (ii) the Trustee agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Security or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary for the computation of the tax imposed under Section 860E(e) of the Code and as otherwise may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Security (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost to the Trustee of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

          If a tax or a reporting cost is borne by the REMIC as a result of the transfer of a Residual Security or any beneficial interest therein in violation of the restrictions set forth in this Section, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Trustee, upon notification from the Master Servicer, shall pay such tax or cost with amounts that otherwise would have been paid to the transferee of the Residual Security (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Company, the Trustee, the REMIC, the Master Servicer, or the other Holders of any of the Securities, and none of such parties shall have any liability for payment of any such tax or reporting cost. In the event that a Residual Security is transferred to a Disqualified Organization, the Master Servicer shall make, or cause to be made, available the information necessary for the computation of the excise tax imposed under Section 860E(e) of the Code.

     Section 5.06.  Mutilated, Destroyed, Lost or Stolen Securities.

     If (a) any mutilated Security is surrendered to the Trustee or the Security Registrar, or the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (b) there is delivered to the Trustee and the Security Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Security Registrar that such Security has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Security under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Security Registrar) connected therewith. Any replacement Security issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the destroyed, lost or stolen Security shall be found at any time.

     Section 5.07.  Persons Deemed Owners.

     Prior to due presentation of a Security for registration of transfer, the Trustee, the Security Registrar and any agent of any of them may treat the person in whose name any Security is registered as the owner of such Security for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustee, the Security Registrar nor any agent of any of them shall be affected by notice to the contrary.

     Section 5.08.  Appointment of Paying Agent.

     The Trustee may appoint a Paying Agent for the purpose of making distributions to Securityholders. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Securityholders in an Eligible Account in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to the Securityholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Securityholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee.

                                  ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Liability of the Company and the Master Servicer.

     The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the respective obligations specifically imposed by the Pooling and Master Servicing Agreement and undertaken by the Company and the Master Servicer under the Pooling and Master Servicing Agreement.

     Section 6.02.  Merger or Consolidation of the Company or the Master
                    Servicer.

     Subject to the following paragraph, the Company and the Master Servicer each will keep in full effect its corporate existence, rights and franchises under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Pooling and Master Servicing Agreement, the Securities or any of the Mortgage Assets and to perform its respective duties under the Pooling and Master Servicing Agreement.

     The Company or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of their respective assets to any Person, in which case any Person resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

     Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of either entity shall be under any liability to the Trust or the Securityholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Master Servicing Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under the Pooling and Master Servicing Agreement and which in its opinion does not involve it in any expense or liability, except as provided in Section 10.01(b); provided, however, that the Company or the Master Servicer may each in its discretion undertake any such action that it deems necessary or desirable with respect to the Pooling and Master Servicing Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder if the Securityholders offer to the Company or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

     Section 6.04.  Resignation of the Master Servicer.

     The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of any rated Securities or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have become the successor master servicer hereunder and agreed to perform the responsibilities, duties, liabilities and obligations of a Master Servicer that arise thereafter; provided, however, that any successor shall not (unless otherwise agreed) assume any liability for the actions (or failure to act) of the Master Servicer prior to the date that the successor becomes Master Servicer under the Pooling and Master Servicing Agreement.

     Section 6.05.  Compensation to the Master Servicer.

     The Master Servicer shall be entitled to receive a monthly fee as compensation for services rendered by the Master Servicer under each Pooling and Master Servicing Agreement, which may be retained by the Master Servicer when it remits funds from the Master Servicer Custodial Account to the Asset Proceeds Account. The monthly Master Servicing Fee with respect to any Trust shall equal the amount set forth in the Pooling and Master Servicing Agreement. The Master Servicing Fee shall be payable from amounts received with respect to the Mortgage Assets. The Master Servicer also will be entitled, as additional compensation, to any late reporting fees paid by a Servicer, as well as net investment earnings on the Master Servicer Custodial Account, the Asset Proceeds Account and any Reserve Funds that it is considered to own pursuant to the Pooling and Master Servicing Agreement.

     Section 6.06. Assignment or Delegation of Duties by the Master Servicer.

     Except as expressly provided in any Pooling and Master Servicing Agreement, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges under the Pooling and Master Servicing Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer under the Pooling and Master Servicing Agreement, without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Pooling and Master Servicing Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Pooling and Master Servicing Agreement to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business but in which the affiliate is so authorized. In no case, however, shall any permitted assignment relieve the Master Servicer of any liability to the Trustee or the Company under the Pooling and Master Servicing Agreement.

                                  ARTICLE VII

                      TERMINATION OF SERVICING AND MASTER
                            SERVICING ARRANGEMENTS

     Section 7.01. Termination and Substitution of Servicing Agreements.

     Upon the occurrence of any event for which a Servicer may be terminated pursuant to a Servicing Agreement, the Master Servicer shall promptly deliver to the Company and the Trustee a certification by an Officer that an event has occurred that may justify termination of a Servicing Agreement, describing the circumstances surrounding such event and directing what action should be taken by the Trustee with respect to the Servicer. If the Master Servicer directs that the Servicing Agreement with the Servicer be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee, as assignee of the Servicing Agreement, shall promptly terminate such Servicing Agreement and, as provided in the succeeding paragraph, the Master Servicer shall concurrently therewith either enter into a substitute Servicing Agreement or appoint another Servicer to enter into a substitute Servicing Agreement.

     The Master Servicer shall indemnify the Trustee and hold the Trustee harmless from and against all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with, termination of any Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates any such Servicing Agreement, the Trustee shall enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's direction, with another mortgage loan service company acceptable to the Master Servicer and each Rating Agency under which such mortgage loan service company or the Master Servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Assets, the Master Servicer shall assume, satisfy, perform and carry all obligations which otherwise were to have been satisfied, performed and carried out by the Servicer under the terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to purchase any Mortgage Asset from the Trust or to make Advances with respect to any Mortgage Asset, except to the extent specifically provided in Section 3.03 hereof. As compensation to the Master Servicer for any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which the Servicer would have been entitled if the Servicing Agreement with the Servicer had not been terminated. It is understood that any such substitute Servicing Agreement need not contain a covenant by the substitute Servicer to purchase Converted Mortgage Loans.

     Section 7.02. Termination of Master Servicer; Trustee to Act.

     Each of the following shall constitute an Event of Default by the Master Servicer of its obligations hereunder:

     (a) any failure on the part of the Master Servicer to duly observe or perform in any material respect any of the covenants or agreements on the part of the Master Servicer (other than its obligation to make an Advance pursuant to Section 3.04 hereof) contained in the Pooling and Master Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Securities entitled to at least 25% of the Voting Rights; or

     (b) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the windig-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (c) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

     (d) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) any failure of the Master Servicer to remit funds in the Master Servicer Custodial Account to the Asset Proceeds Account required by Section 3.01(c) within one Business Day of the date that such funds are due; or

     (f) any failure of the Master Servicer to make any Advance or other payment required by Sections 3.04 or 3.05 within one Business Day of the date that it is due.

     The rights and obligations of the Master Servicer under the Pooling and Master Servicing Agreement may be terminated only upon the occurrence of an Event of Default. If an Event of Default described in clauses (a) through (d) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Holders of Securities entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer terminate all of the rights and obligations of the Master Servicer under the Pooling and Master Servicing Agreement, other than its rights as a Securityholder. If an Event of Default described in clauses (e) and (f) hereof shall occur, the Trustee may, by notice in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under the Pooling and Master Servicing Agreement, other than its rights as a Securityholder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Securities (other than as a Holder thereof) or the Mortgage Assets or otherwise, shall, to the maximum extent permitted by law, pass to and be vested in the Trustee pursuant to and under this Section (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under the Pooling and Master Servicing Agreement on or prior to the date of such termination). Without limiting the generality of the foregoing, the Trustee is hereby authorized and empowered to execute and deliver on behalf of and at the expense of the Master Servicer, as the Master Servicer's attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things that in the Trustee's sole and absolute judgment may be necessary or appropriate to effect such termination. Notwithstanding the foregoing, upon any such termination the

Master Servicer shall do all things reasonably requested by the Trustee to effect the termination of the Master Servicer's responsibilities, rights and powers thereunder, and the transfer thereof to the Trustee, including, without limitation, promptly providing to the Trustee (and in no event later than ten Business Days subsequent to such notice) all documents and records electronic and otherwise reasonably requested by the Trustee to enable the Trustee or its designee to assume and carry out the duties and obligations that otherwise were to have been performed and carried out by the Master Servicer thereunder but for such termination.

     Upon such termination, the Trustee shall, to the maximum extent permitted by law, be the successor in all respects to the Master Servicer in its capacity as master servicer under the Pooling and Master Servicing Agreement, but the Trustee shall not have any liability for, or any duty or obligation to perform, any duties or obligations of the Master Servicer required to be performed prior to the date that the Trustee becomes successor master servicer. As compensation therefor, the Trustee shall be entitled to the fees to which the Master Servicer would have been entitled if the Master Servicer had continued to act as such. The Trustee shall also, as successor master servicer, be entitled to all of the protections and indemnification afforded to the Master Servicer pursuant to
Section 6.03 hereof.

     Notwithstanding the above, the Trustee may, upon an Event of Default by the Master Servicer, if it shall be unwilling so to act, or shall, if it is unable so to act or if the Holders of Securities entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Rating Agency and having a net worth of not less than $15,000,000 as the successor to the Master Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer thereunder. No appointment of a successor to the Master Servicer shall be effective until the assumption by the successor to the Master Servicer of all future responsibilities, duties and liabilities of the Master Servicer under the Pooling and Master Servicing Agreement. Pending appointment of a successor to the Master Servicer hereunder, the Trustee or an affiliate shall, to the maximum extent permitted by law, act in such capacity as hereinabove provided.

     In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments received on the assets included in the Trust Estate as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Upon any Event of Default described hereunder, the Trustee, in addition to the rights specified in this Section, shall have the right, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies of the Securityholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by the Pooling and Master Servicing Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     For the purposes of this Section 7.02, the Trustee shall not be deemed to have knowledge of an Event of Default hereunder unless an Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is an Event of Default is received by the Trustee and such notice references the Securities or the Trust.

     Section 7.03. Notification to Securityholders.

     (a) Upon any termination pursuant to Section 7.01 or 7.02 above or appointment of a successor to the Servicer or the Master Servicer, the Trustee shall give prompt written notice thereof to Securityholders at their respective addresses appearing in the Security Register.

     (b) Within 60 days after the occurrence of any Event of Default involving the Master Servicer or, with respect to a Servicer, the Trustee's receipt of notice of the occurrence of any event permitting termination of such Servicer, the Trustee shall transmit by mail to all Holders of Securities notice of each such Event of Default or occurrence known to the Trustee, unless such default shall have been cured or waived.


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

     Section 8.01. Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of any such Events of Default, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Master Servicing Agreement. During an Event of Default of which the Trustee has notice, the Trustee shall exercise such of the rights and powers vested in it by the Pooling and Master Servicing Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of the Pooling and Master Servicing Agreement, shall examine them to determine whether they conform to the requirements of the Pooling and Master Servicing Agreement; provided, however, that the Trustee shall be under no duty to recalculate, verify or recompute the information provided to it hereunder by the Company or the Master Servicer. If any such instrument is found not to conform to the requirements of the Pooling and Master Servicing Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Securityholders.

     No provision of the Pooling and Master Servicing Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (a) Prior to the occurrence of an Event of Default with respect to the Master Servicer, and after the curing of any such Event of Default, the duties and obligations of the Trustee shall be determined solely by the express provisions of the Pooling and Master Servicing Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Pooling and Master Servicing Agreement, no implied covenants or obligations shall be read into the Pooling and Master Servicing Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of the Pooling and Master Servicing Agreement;

     (b) The Trustee shall not be personally liable for an error of judgment made in good faith by an Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Securities entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Pooling and Master Servicing Agreement;

     (d) Any determination of negligence or bad faith of the Trustee shall be made only upon a finding that there is clear and convincing evidence (and not upon the mere preponderance of evidence) thereof in a proceeding before a court of competent jurisdiction in which the Trustee has had an opportunity to defend; and

     (e) In no event shall the Trustee be held liable for the actions or omissions of the Master Servicer or Servicer (excepting the Trustee's own actions as Master Servicer or Servicer), and in connection with any action or claim or recovery sought against the Trustee based upon facts involving the acts or omissions of the Master Servicer or the Company, or involving any allegation or claim of liability or recovery against the Trustee by the Master Servicer or by the Seller, the Trustee shall not be held to a greater standard of care than the Master Servicer or Seller would be held in such situation. Other than those obligations assumed by the Trustee pursuant to Sections 3.04, 3.05, 4.02 and
7.02 hereof, no provision of the Pooling and Master Servicing Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to duties set forth herein (which duties shall not be deemed to include actions required to be taken by the Trustee arising out of the failure of another person to take any required action hereunder).

     Section 8.02.  Certain Matters Affecting the Trustee.

     (a)  Except as otherwise provided in Section 8.01 hereof:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Further, the Trustee may accept a copy of the vote of the Board of Directors of any party certified by its clerk or assistant clerk or secretary or assistant secretary as conclusive evidence of the authority of any person to act in accordance with such vote, and such vote may be considered as in full force and effect until receipt by the Trustee of written notice to the contrary;

          (ii) The Trustee may, in the absence of bad faith on its part, rely upon a certificate of an Officer of the appropriate Person whenever in the administration of the Pooling and Master Servicing Agreement the Trustee shall deem it desirable that a matter be proved or established (unless other evidence be herein specifically prescribed) prior to taking, suffering or omitting any action hereunder;

          (iii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

          (iv) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Master Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Securityholders, pursuant to the provisions of the Pooling and Master Servicing Agreement, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (v) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Pooling and Master Servicing Agreement;

          (vi) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Securities entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of the Pooling and Master Servicing Agreement, the Trustee may require indemnity against such expense or liability as a condition to taking any such action. The expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

          (vii) The Trustee may execute any of the trusts or powers under the Pooling and Master Servicing Agreement or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under the Pooling and Master Servicing Agreement;

          (viii) Whenever the Trustee is authorized herein to require acts or documents in addition to those required to be provided it in any matter, it shall be under no obligation to make any determination whether or not such additional acts or documents should be required unless obligated to do so under Section 8.01;

          (ix) The permissive right or authority of the Trustee to take any action enumerated in this Agreement shall not be construed as a duty or obligation; and

          (x) The Trustee shall not be deemed to have notice of any matter, including without limitation any Event of Default, unless one of its Officers has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the applicable Securities generally, the Seller, the Trust or this Agreement.

     (b) All rights of action under the Pooling and Master Servicing Agreement or under any of the Securities, enforceable by the Trustee, may be enforced by it without the possession of any of the Securities, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Securities, subject to the provisions of the Pooling and Master Servicing Agreement.

     Section 8.03. Trustee Not Liable for Securities or Mortgage Assets.

     The recitals contained in the Pooling and Master Servicing Agreement and in the Securities (other than the signature and countersignature of the Trustee on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of the Pooling and Master Servicing Agreement or of the Securities (other than the signature and countersignature of the Trustee on the Securities) or of any Mortgage Asset or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any funds paid to the Company in respect of the Mortgage Assets or deposited in or withdrawn from the Asset Proceeds Account or Master Servicer Custodial Account other than any funds held by or on behalf of the Trustee in accordance with Sections 3.01 and 3.02 or as owner of the Regular Interests of the Pooling REMIC.

     Section 8.04. Trustee May Own Securities.

     The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee.

     Section 8.05. Trustee's Fees and Expenses.

     The Master Servicer shall, pursuant to the Pooling and Master Servicing Agreement or a separate fee agreement, (i) pay to the Trustee reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created under the Pooling and Master Servicing Agreement and in the exercise and performance of any of the powers and duties thereunder of the Trustee and (ii) reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of the

Pooling and Master Servicing Agreement (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except any expenses incurred or Advances made by the Trustee in connection with its assumption of the obligations of the Master Servicer pursuant to Section 7.02 hereof. The Master Servicer shall indemnify and hold harmless the Trustee and any director, officer, employee or agent of the Trustee against any loss, liability or expense thereof, including reasonable attorney's fees, incurred arising out of or in connection with the Pooling and Master Servicing Agreement, any custodial agreement or the Securities, including, but not limited to, any such loss, liability, or expense incurred in connection with any legal action against the Trust or the Trustee or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties under the Pooling and Master Servicing Agreement other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties under the Pooling and Master Servicing Agreement or by reason of reckless disregard of obligations and duties under the Pooling and Master Servicing Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 8.05 shall survive the resignation or removal of the Master Servicer or Trustee and the termination of this Pooling and Master Servicing Agreement.

     Section 8.06. Eligibility Requirements for Trustee.

     The Trustee shall at all times be a corporation or national banking association that is not an Affiliate of the Company or the Master Servicer organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of its conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

     Section 8.07. Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts created pursuant to a Pooling and Master Servicing Agreement by giving written notice thereof to the Company, the Master Servicer and to all Securityholders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Securityholders, the Master Servicer and each Servicer by the Company. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Securityholders, the Master Servicer and each Servicer by the Company.

     The Holders of Securities entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Securityholders, the Master Servicer and each Servicer by the Company.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

     Section 8.08. Successor Trustee.

     Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Company, the Master Servicer and to the predecessor trustee an instrument accepting such appointment under the Pooling and Master Servicing Agreement and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor thereunder, with the like effect as if originally named as trustee therein. The predecessor trustee shall deliver to the successor trustee all Trustee Mortgage Asset Files and related documents and statements held by it under the Pooling and Master Servicing Agreement and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee under the Pooling and Master Servicing Agreement to all Holders of Securities at their addresses as shown in the Security Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09. Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee under the Pooling and Master Servicing Agreement provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee.

     For the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, the Company, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Company, the Master Servicer and the Trustee may consider necessary or desirable. If the Company or the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee(s) hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof and no notice to Holders of Securities of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under the Pooling and Master Servicing Agreement or as successor to the Master Servicer pursuant to Section
7.02 hereof),
the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Pooling and Master Servicing Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Pooling and Master Servicing Agreement, specifically including every provision of the Pooling and Master Servicing Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Pooling and Master Servicing Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Any expense associated with the appointment of a separate trustee or co-trustee shall not be an expense of the Master Servicer.

     Section 8.11. Appointment of Custodians.

     The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Trustee Mortgage Asset Files as agent for the Trustee, by entering into a custodial agreement. The appointment of any Custodian may at any time be terminated and a substitute custodian appointed therefor by the Trustee. The Trustee shall terminate the appointment of any Custodian and appoint a substitute custodian upon the request of the Master Servicer to the Trustee. Subject to Article VIII, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Securityholders. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Trustee Mortgage Asset File. Any such Custodian may not be an affiliate of the Company or any Seller with respect to the applicable Trust.

     Section 8.12. Trustee May Enforce Claims Without Possession of
Certificates.

     All rights of action and claims under the Pooling and Master Servicing Agreement or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto and any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

                                  ARTICLE IX

               REDEMPTION OF SECURITIES AND TERMINATION OF TRUST

     Section 9.01. Redemption.

     Unless otherwise provided in the Pooling and Master Servicing Agreement, either the Master Servicer or the Holders of the majority of the Percentage Interest in the Residual Securities may, at their respective options, make or cause a Person to make a Redeeming Purchase of the Securities for the Redemption Price on any Distribution Date on or after the earlier of (a) the Distribution Date on which, after taking into account distributions of principal to be made on such Distribution Date, the aggregate Security Principal Balance of the Securities is equal to or less than 10% of the initial aggregate Security Principal Balance of such Securities, or (b) the Redemption Date. The Holders of a majority of the Percentage Interests of each Class of Residual Securities may not cause a Person to make a Redeeming Purchase unless the Master Servicer shall have first received cash from such Holders in an amount equal to the Redemption Price. Unclaimed funds otherwise distributable to Securityholders on a Distribution Date on which a Redeeming Purchase is made are to be deposited in the Redemption Account.

     Section 9.02. Termination.

     Whether or not the Securities have been redeemed, unless otherwise provided in the Pooling and Master Servicing Agreement, either the Master Servicer or the Holders of the majority of the Percentage Interest in the Residual Securities (or each such Class, if more than one), may, at their respective options, make or cause a Person to make a Terminating Purchase for the Termination Price on any Distribution Date upon which a Redeeming Purchase may be made. Upon such Terminating Purchase or the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Asset remaining in the Trust or the disposition of the last REO remaining in the Trust, the respective obligations and responsibilities under the Pooling and Master Servicing Agreement of the Company, the Master Servicer and the Trustee (other than the obligations of the Trustee to make payments to Securityholders as hereafter set forth and of the Master Servicer to make payment to the Trustee of all amounts due to it hereunder) shall terminate upon payment to the Securityholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid and upon deposit of unclaimed funds otherwise distributable to Securityholders in the Termination Account. Notwithstanding the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Trust also may be terminated and the Securities retired if the Master Servicer determines, based upon an Opinion of Counsel, that the REMIC status of any related REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year.

     Section 9.03. Procedure for Redemption or Termination.

     The requisite Residual Securityholders or Master Servicer shall each advise the Trustee of its election to cause a Redeeming Purchase or Terminating Purchase no later than the Distribution Date in the month preceding the Distribution Date on which the Redeeming Purchase or Terminating Purchase will occur. The Master Servicer shall advise the Trustee of the final payment or other Liquidation of the last Mortgage Asset remaining in the Trust or the disposition of the last REO remaining in the Trust at least two Business Days prior to the Remittance Date in the month in which the Trust will terminate. Notice of the Distribution Date on which any such redemption or termination shall occur (the "Final Distribution Date") shall be given promptly by the Trustee by letter to Securityholders mailed (a) in the event such notice is given in connection with a Redeeming Purchase or Terminating Purchase, not earlier than the 15th day and not later than the last day of the month preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Remittance Date in such month, in each case specifying (i) the Final Distribution Date and that final payment of the Securities will be made upon presentation and surrender of Securities at the office of the Trustee therein designated on that date, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Final Distribution Date is not applicable, payments being made only upon presentation and surrender of the Securities at the office of the Trustee. The Trustee shall give such notice to the Security Registrar at the time such notice is given to Securityholders. In the event such notice is given in connection with a Redeeming Purchase or Terminating Purchase, the purchaser shall deliver to the Trustee for deposit in the Asset Proceeds Account on the Business Day immediately preceding the Final Distribution Date an amount in next day funds equal to the Redemption Price or Termination Price, as the case may be.

     Upon presentation and surrender of the Securities on a Distribution Date by Securityholders, the Trustee shall distribute to Securityholders (A) the amount otherwise distributable on such Distribution Date, if not in connection with a Redeeming Purchase or Terminating Purchase, or (B) if in connection with a Redeeming Purchase or Terminating Purchase, an amount determined as follows:
With respect to each Security with an
outstanding Security Principal Balance, the outstanding Security Principal Balance thereof, plus interest thereon through the Accounting Date preceding the Distribution Date fixed for redemption or termination and any previously unpaid interest, net of unrealized losses, Realized Interest Shortfall and Shortfall with respect thereto; and in addition, with respect to each Residual Security, the Percentage Interest evidenced thereby multiplied by the difference between the Redemption Price or Termination Price and the aggregate amount to be distributed as provided in the first clause of this sentence and the next succeeding sentence. The Trustee also shall pay each Servicer, the Master Servicer or itself the amount of their respective unreimbursed Advances.

     Upon the deposit of the Redemption Price in the Asset Proceeds Account, the Trustee (or the Custodian) shall retain possession of the Mortgage Assets and shall release the Securities to the person effecting the Redeeming Purchase. Upon the deposit of the Termination Price in the Asset Proceeds Account, the Trustee, and any Custodian acting as its agent, shall promptly release to the purchaser the Trustee Mortgage Asset Files for the remaining Mortgage Assets, and the Trustee shall execute all assignments, endorsements and other instruments without recourse necessary to effectuate such transfer. The Trust shall terminate immediately following the deposit of funds in the Termination Account as provided below.

     In the event that all of the Securityholders shall not surrender their Securities within six months after the Final Distribution Date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Securityholders to surrender their Securities and receive the final distribution with respect thereto, net of the cost of such second notice. If within one year after the second notice all the Securities shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Securityholders concerning surrender of their Securities, and the cost thereof shall be paid out of the amounts otherwise payable on such Securities. Any funds payable to Securityholders that are not distributed on the Final Distribution Date shall be deposited in a Redemption Account or Termination Account, as the case may be, each of which shall be an Eligible Account, to be held for the benefit of Securityholders not presenting and surrendering their Securities in the aforesaid manner, and shall be disposed of in accordance with this Section.

     Section 9.04. Additional Termination Requirements.

     (a) In the event of a Terminating Purchase as provided in Section 9.02, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee receives (i) a Special Tax Opinion and (ii) a Special Tax Consent from each of the Holders of the Residual Securities (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the Terminating Purchase):

          (A) Within 90 days prior to the Final Distribution Date, the Company on behalf of the related REMIC shall adopt a plan of complete liquidation meeting the requirements of a qualified liquidation under the REMIC Provisions (which plan may be adopted by the Trustee's attachment of a statement specifying the first day of the 90-day liquidation period to the REMIC's final federal income tax return);

          (B) Upon making final payment on the Regular Securities or the deposit of any unclaimed funds otherwise distributable to the holders of the Regular Securities in the Termination Account on the Final Distribution Date, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Securities all cash on hand relating to the REMIC after such final payment (other than cash retained to meet claims), and the REMIC shall terminate at that time; and

          (C) In no event may the final payment on the Securities be made after the 90th day from the date on which the plan of complete liquidation is adopted. A payment into the Termination Account with respect to any Security pursuant to Section 9.03 shall be deemed a final payment on, or final distribution with respect to, such Security for the purposes of this clause.

     (b)  By its acceptance of a Residual Security, the Holder thereof hereby
(i) authorizes such action as may be necessary to adopt a plan of complete liquidation of any related REMIC and (ii) agrees to take such action as may be necessary to adopt a plan of complete liquidation of any related REMIC upon the written request of the Master Servicer, which authorization shall be binding upon all successor Holders of Residual Securities.

                                   ARTICLE X

                             REMIC TAX PROVISIONS

     Section 10.01. REMIC Administration.

     (a) Unless otherwise specified in the Pooling and Master Servicing Agreement, the Trustee shall elect (on behalf of each REMIC to be created) to have the Trust (or designated assets thereof) treated as one or more REMICs on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Securities are issued as well as on any corresponding state tax or information return necessary to have the Trust (or such assets) treated as a REMIC under state law.

     (b) The Master Servicer shall pay any and all tax related expenses (not including taxes) of the Trust and each REMIC, including but not limited to any professional fees or expenses related to (i) audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities or (ii) the adoption of a plan of complete liquidation.

     (c) The Master Servicer shall prepare any necessary forms for election as well as all of the Trust's and each REMIC's federal and state tax and information returns. At the request of the Master Servicer, the Trustee shall sign and file such returns on behalf of each REMIC. The expenses of preparing and filing such returns shall be borne by the Master Servicer.

     (d) The Master Servicer shall perform all reporting and other tax compliance duties that are the responsibility of the Trust and each REMIC under the REMIC Provisions or state or local tax law. Among its other duties, if required by the REMIC Provisions, the Master Servicer, acting as agent of each REMIC, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Security to any Disqualified Organization and (ii) to the Trustee such information as is necessary for the Trustee to discharge its obligations under the REMIC Provisions to report tax information to the Securityholders.

     (e) The Company, the Master Servicer, the Trustee (to the extent it has been instructed by the Company or the Master Servicer), and the Holders of the Residual Securities shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.

     (f) The Company, the Master Servicer, the Trustee (to the extent it has been instructed by the Company or the Master Servicer), and the Holders of the Residual Securities shall not take any action required by the Code or REMIC Provisions, or fail to take any action, or cause any REMIC to take any action or fail to take any action that, if taken or not taken, could endanger the status of any such REMIC as a REMIC unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take or to fail to take such action) to the effect that the contemplated action or failure to act will not endanger such status.

     (g) Any taxes that are imposed upon the Trust or any REMIC by federal or state (including local) governmental authorities (other than taxes paid by a party pursuant to Section 10.02 hereof or as provided in the following sentence) shall be allocated in the same manner as Realized Losses are allocated. Any state (or local) taxes imposed upon the Trust or any REMIC that would not have been imposed on the Trust or such REMIC in the absence of any legal or business connection between the Trustee and the state (or locality) imposing such taxes shall be paid by the Trustee, and, notwithstanding anything to the contrary in these Standard Terms, such taxes shall be deemed to be part of the Trustee's cost of doing business and shall not be reimbursable to the Trustee.

     (h) The Master Servicer or an Affiliate shall acquire a Residual Security in each REMIC and will act as the Tax Matters Person of each REMIC and perform various tax administration functions of each REMIC as its agent, as set forth in this Section. If the Master Servicer or an Affiliate is unable for any reason to fulfill its duties as Tax Matters Person for a REMIC, the holder of the largest Percentage Interest of the Residual Securities in such REMIC shall become the successor Tax Matters Person of such REMIC.

     Section 10.02. Prohibited Activities.

     Except as otherwise provided in the Pooling and Master Servicing Agreement, neither the Company, the Master Servicer, the Holders of the Residual Securities, nor the Trustee shall engage in, nor shall the Trustee permit, any of the following transactions or activities unless it has received (a) a Special Tax Opinion and (b) a Special Tax Consent from each of the Holders of the Residual Securities (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the transaction or activity in question):

          (i) the sale or other disposition of, or substitution for, any of the Mortgage Assets except pursuant to (A) a foreclosure or default with respect to such Mortgage Assets, (B) the bankruptcy or insolvency of any REMIC, (C) the termination of any REMIC pursuant to Section 9.02, or (D) a substitution or purchase in accordance with Section 2.03;

          (ii) the acquisition of any Mortgage Assets for the Trust after the Closing Date except (A) during the three-month period beginning on the Closing Date pursuant to a fixed price contract in effect on the Closing Date that has been reviewed and approved by tax counsel acceptable to the Master Servicer or (B) a substitution in accordance with Section 2.03;

          (iii) the sale or other disposition of any investment in the Asset Proceeds Account at a gain;

          (iv) the sale or other disposition of any asset held in a Reserve Fund for a period of less than three months (a "Short-Term Reserve Fund Investment") if such sale or disposition would cause 30% or more of a REMIC's income from such Reserve Fund for the taxable year to consist of a gain from the sale or disposition of Short-Term Reserve Fund Investments;

          (v) the withdrawal of any amounts from any Reserve Fund except (A) for the distribution pro rata to the Holders of the Residual Securities or
     (B) to provide for the payment of Trust expenses or amounts payable on the Securities in the event of defaults or late payments on the Mortgage Assets or lower than expected returns on funds held in the Asset Proceeds Account, as provided under section 860G(a)(7) of the Code;

          (vi) the acceptance of any contribution to the Trust except the following cash contributions: (A) a contribution received during the three month period beginning on the Closing Date, (B) a contribution to a Reserve Fund owned by a REMIC that is made pro rata by the Holders of the Residual Securities, (C) a contribution to facilitate a Terminating Purchase that is made within the 90-day period beginning on the date on which a plan of complete liquidation is adopted pursuant to Section 9.04(a)(A), or (D) any other contribution approved by the Master Servicer after consultation with tax counsel; or

          (vii) any other transaction or activity that is not contemplated by the Pooling and Master Servicing Agreement.

Any party causing the Trust to engage in any of the activities prohibited in this Section shall be liable for the payment of any tax imposed on the Trust pursuant to Code section 860F(a)(1) or 860G(d) as a result of the Trust engaging in such activities.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment of Pooling and Master Servicing Agreement.

     The Pooling and Master Servicing Agreement may be amended or supplemented from time to time by the Company, the Master Servicer and the Trustee without the consent of any of the Securityholders to (a) cure any ambiguity, (b) correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (c) modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust (or certain assets thereof) either as a REMIC or as a grantor trust, as applicable under the Code at all times that any Securities are outstanding or
(d) make any other provisions with respect to matters or questions arising under the Pooling and Master Servicing Agreement or matters arising with respect to the Trust which are not covered by the Pooling and Master Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Master Servicing Agreement, provided that such action shall not adversely affect in any material respect the interests of any Securityholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Securityholder if there is delivered to the Trustee written notification from each Rating Agency that rated the applicable Securities to the effect that such amendment or supplement will not cause that Rating Agency to reduce the then current rating assigned to such Securities.

     The Pooling and Master Servicing Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Securities entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Master Servicing Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Assets which are required to be distributed on any Security without the consent of the Holder of such Security,
(B) adversely affect in any material respect the interests of the Holders of any Class of Securities in a manner other than as described in (A), without the consent of the Holders of Securities of such Class evidencing at least 66% of the Voting Rights of such Class, or (C) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such amendment, without the consent of such Holders of all Securities then outstanding. For purposes of the giving or withholding of consents pursuant to this Section 11.01, Securities registered in the name of the Company or an Affiliate shall be entitled to Voting Rights with respect to matters affecting such Securities.

     Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Securityholder.

     It shall not be necessary for the consent of Securityholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 11.02. Recordation of Agreement; Counterparts.

     To the extent permitted by applicable law, the Pooling and Master Servicing Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Security Instruments are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense, but only upon direction of the Trustee accompanied by an Opinion of Counsel (which shall not be an expense of the Master Servicer or the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Securityholders.

     For the purpose of facilitating the recordation of the Pooling and Master Servicing Agreement as herein provided and for other purposes, the Pooling and Master Servicing Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03. Limitation on Rights of Securityholders.

     The death or incapacity of any Securityholder shall not operate to terminate the Pooling and Master Servicing Agreement or the Trust, nor entitle such Securityholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Securityholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Securities, be construed so as to constitute the Securityholders from time to time as partners or members of an association; nor shall any Securityholder be under any liability to any third person by reason of any action taken by the parties to the Pooling and Master Servicing Agreement pursuant to any provision hereof.

     No Securityholder shall have any right by virtue of any provision of the Pooling and Master Servicing Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Pooling and Master Servicing Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Securities entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Pooling and Master Servicing Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Securityholder with every other Securityholder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue of any provision of the Pooling and Master Servicing Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under the Pooling and Master Servicing Agreement, except in the manner therein provided and for the equal, ratable and common benefit of all Securityholders. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Notices.

     All demands and notices under the Pooling and Master Servicing Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Company, 175 North Riverview Drive, Anaheim, California 92808, Attention: President, or such other address or telecopy number as may hereafter be furnished to each party to the Pooling and Master Servicing Agreement in writing by the Company, (b) in the case of the Master Servicer, such address or telecopy number as may hereafter be furnished to each party to the Pooling and Master Servicing Agreement in writing by the Master Servicer and (c) in the case of the Trustee, at its address and telecopy number set forth in the Pooling and Master Servicing Agreement, or such other address or telecopy number as may hereafter be furnished to each party to the Pooling and Master Servicing Agreement in writing by the Trustee. Any notice required or permitted to be mailed to a Securityholder shall be given by first-class mail, postage prepaid, or by express delivery service, at the address of such Holder as shown in the Security Register. Any notice so mailed within the time prescribed in the Pooling and Master Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above. A copy of any notice given hereunder to any other party shall be delivered to the Trustee.

     Section 11.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of the Pooling and Master Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Pooling and Master Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of the Pooling and Master Servicing Agreement or of the Securities or the rights of the Holders thereof.

     Section 11.06. Sale of Mortgage Assets.

     It is the express intent of the Company and the Trustee that the conveyance of the Mortgage Assets by the Company to the Trustee pursuant to each Pooling and Master Servicing Agreement be construed as a sale of the Mortgage Assets by the Company to the Trustee. It is, further, not the intention of the Company and the Trustee that such conveyance be deemed a pledge of the Mortgage Assets by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Mortgage Assets are held to continue to be property of the Company then (a) the Pooling and Master Servicing Agreement also shall be deemed to be a security agreement within the meaning of Article 9 of the UCC; (b) the conveyance by the Company provided for in the Pooling and Master Servicing Agreement shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title and interest in and to the Mortgage Assets and all amounts payable to the holders of the Mortgage Assets in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Master Servicer Custodial Account or Asset Proceeds Account, whether in the form of cash, instruments, securities or other property;
(c) the possession by the Trustee or its agent of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Company and the Trustee shall, to the extent consistent with the Pooling and Master Servicing Agreement, take such actions as may be necessary to ensure that, if the Pooling and Master Servicing Agreement were deemed to create a security interest in the Mortgage Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Master Servicing Agreement.

     Section 11.07. Notice to Rating Agency.

     (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agency with respect to each of the following of which it has actual knowledge:

          (i) any material change or amendment to the Pooling and Master Servicing Agreement or any agreement assigned to the Trust;

          (ii) the occurrence of any Event of Default involving the Master Servicer that has not been cured or any recommendation by the Master Servicer that a Servicing Agreement with a Servicer be terminated;

          (iii) the resignation, termination or merger of the Company, the Master Servicer, the Trustee or any Servicer;

          (iv)  the purchase or substitution of Mortgage Assets pursuant to
     Section 2.03;

          (v)   the final payment to Securityholders;

          (vi) any change in the location of any Master Servicer Custodial Account, Reserve Fund or Asset Proceeds Account;

          (vii) any event that would result in the inability of the Servicer or the Master Servicer to make Advances regarding delinquent Mortgage Assets or the inability of the Trustee to make any such Advance in the event it is serving as the Master Servicer pursuant to Section 7.02 hereof;

          (viii) any change in applicable law that would require an Assignment of a Security Instrument, not previously recorded pursuant to Section 2.01, to be recorded in order to protect the right, title and interest of the Trustee in and to the related Mortgage Asset or, in case a court should recharacterize the sale of the Mortgage Assets as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Asset.

     (b) The Master Servicer shall promptly notify the Trustee of any of the events listed in Section 11.07(a) of which it has actual knowledge. In addition, the Trustee shall promptly furnish to the Rating Agency at its address set forth in the Pooling and Master Servicing Agreement copies of the following:

          (i)    each report to Securityholders described in Section 4.01; and

          (ii)   each Annual Compliance Statement.

     (c) Any notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid or by express delivery service to each Rating Agency at the address specified in the Pooling and Master Servicing Agreement.

                                                                     Exhibit A-1

                         FORM OF INITIAL CERTIFICATION


                                                                          [Date]


Fremont Mortgage Securities Corporation
175 North Riverview Drive
Anaheim, California  92808
Attention: Vice President

[Master Servicer]
[Address]
[Address]
Attention: Master Servicing Department


 Pooling and Master Servicing Agreement, dated as of _________ 1, _____, among
                    Fremont Mortgage Securities Corporation
       [        ], as Master Servicer, and _______________, as Trustee,
                Pass-Through Certificates, Series __-__ Trust.


Ladies and Gentlemen:

     In accordance with Section 2.02 of the Standard Terms to the above-referenced Pooling and Master Servicing Agreement and subject to the further examination, the Trustee hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, it, or a Custodian on its behalf, has received a Trustee Mortgage Asset File that contains a Note corresponding to such Trustee Mortgage Asset File with respect to each Mortgage Asset listed on the Mortgage Asset Schedule.

     The Trustee further certifies as to each Note that:

     (1) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Asset File, the Note, on the face or the reverse side(s) thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer; and

     (2) the Note bears an endorsement (which appears to be an original) in blank or to the Trustee, as set forth in clause (b)(ii) of Section 2.02 of the Standard Terms.

     Except as described herein, neither the Trustee, nor any Custodian on its behalf, has made an independent examination of any documents contained in any Trustee Mortgage Asset File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in any Trustee Mortgage Asset File for any of the Mortgage Assets listed on the Mortgage Asset Schedule to the Pooling and Master Servicing Agreement, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Asset or (iii) whether any Trustee Mortgage Asset File should include any assumption agreement, modification agreement, written assurance or substitution agreement.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Master Servicing Agreement.

                                 Exhibit A-1-1

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be executed by a duly authorized Officer this __ day of __________, ____.

                                                [TRUSTEE],
                                                as Trustee


                                                By:___________________________
                                                Its:__________________________

                                 Exhibit A-1-2

                                                                     Exhibit A-2

                         FORM OF INTERIM CERTIFICATION


                                                                          [Date]


Fremont Mortgage Securities Corporation
175 North Riverview Drive
Anaheim, California  92808
Attention: Vice President

[Master Servicer]
[Address]
[Address]
Attention: Master Servicing Department


 Pooling and Master Servicing Agreement, dated as of _________ 1, _____, among
                    Fremont Mortgage Securities Corporation
                     [         ], as Master Servicer, and
                       ____________________, as Trustee,
                Pass-Through Certificates, Series __-__ Trust.

Ladies and Gentlemen:

     In accordance with Section 2.02 of the Standard Terms to the above-referenced Pooling and Master Servicing Agreement, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Asset listed on the Mortgage Asset Schedule to the Pooling and Master Servicing Agreement (other than any Mortgage Asset paid in full or listed on the attachment hereto) it, or a Custodian on its behalf, has reviewed the Trustee Mortgage Asset File and has determined that, except as noted on the Schedule of Exceptions attached hereto: (i) all documents required to be included in the Trustee Mortgage Asset File (as set forth in Section 2.01 of the Standard Terms) are in its possession or in the possession of a Custodian on its behalf; (ii) such documents have been reviewed by it, or such Custodian on its behalf, and appear regular on their face and relate to such Mortgage Asset; and (iii) based on examination by it, or by a Custodian on its behalf, and only as to such documents, the information set forth on the Mortgage Asset Schedule to the Pooling and Master Servicing Agreement accurately reflects the information set forth in the Trustee Mortgage Asset File. The undersigned further certifies that the Trustee's review, or the review of its Custodian, of each Trustee Mortgage Asset File included each of the procedures listed in clause (c) of Section 2.02 of the Standard Terms.

     Except as described herein, neither the Trustee, nor any Custodian on its behalf, has made an independent examination of any documents contained in any Trustee Mortgage Asset File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Trustee Mortgage Asset File for any of the Mortgage Assets listed on the Mortgage Asset Schedule to the Pooling and Master Servicing Agreement, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Asset or (iii) whether any Trustee Mortgage Asset File should include any assumption agreement, modification agreement, written assurance or substitution agreement.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Master Servicing Agreement.

                                 Exhibit A-2-1

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be executed by a duly authorized Officer this __ day of __________, ____.

                                                  [TRUSTEE]


                                                  By:___________________________
                                                  Its:__________________________

                                 Exhibit A-2-2

                                                                     Exhibit A-3

                          FORM OF FINAL CERTIFICATION

                                                                          [Date]


Fremont Mortgage Securities Corporation
175 North Riverview Drive
Anaheim, California  92808
Attention: Vice President

[Master Servicer]
[Address]
[Address]
Attention: Master Servicing Department


 Pooling and Master Servicing Agreement, dated as of _________ 1, ____, among
                    Fremont Mortgage Securities Corporation
       [        ], as Master Servicer, and _______________, as Trustee,
                Pass-Through Certificates, Series __-__ Trust.


Ladies and Gentlemen:

     In accordance with Section 2.02 of the Standard Terms to the above-referenced Pooling and Master Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, for each Mortgage Asset listed on the Mortgage Asset Schedule (other than any Mortgage Asset paid in full or listed on the attachment hereto) it, or a Custodian on its behalf, has received a complete Trustee Mortgage Asset File which includes each of the documents required to be included in the Trustee Mortgage Asset File.

     Neither the Trustee nor any Custodian on its behalf has made an independent examination of any documents contained in any Trustee Mortgage Asset File beyond the review specifically required in the above referenced Pooling and Master Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in any Trustee Mortgage Asset File for any of the Mortgage Assets listed on the Mortgage Asset Schedule, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Asset or (iii) whether any Trustee Mortgage Asset File should include any assumption agreement, modification agreement, written assurance or substitution agreement.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Master Servicing Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be executed by a duly authorized Officer this __ day of __________, ____.


                                                  [TRUSTEE]


                                                  By:___________________________
                                                  Its:__________________________

                                 Exhibit A-3-1

                                                                       Exhibit B

                          FORM OF RECORDATION REPORT

                                                                          [Date]


[Master Servicer]
[Address]
[Address]
Attention: Master Servicing Department

    Re: Pooling and Master Servicing Agreement, dated as of _________ 1, ____, among Fremont Mortgage Securities Corporation
          [                             ], as Master Servicer,
          and _______________, as Trustee, Pass-Through
          Certificates, Series __-__ Trust.

Ladies and Gentlemen:

     In accordance with Section 2.02(f) of the Standard Terms, the undersigned, as Trustee hereby notifies you, that as of the date hereof with respect to the following Mortgage Assets it has not received the indicated documents.

     If a Security Instrument for any Mortgage Asset has not been recorded and the original recorded Security Instrument or a copy of such recorded Security Instrument with such evidence of recordation certified to be true and correct by the appropriate governmental recording office has not been delivered to the Trustee (or Custodian), the Seller or Servicer may be required to purchase such Mortgage Asset from the Trustee if such defect materially and adversely affects the value of the Mortgage Asset or the interest of the Trust therein.

     If an Assignment to the Trustee of the Seller's interest in a Security Instrument has not been recorded within one year of the Closing Date, the Seller or Servicer shall be required to (i) purchase the related Mortgage Asset from the Trustee or (ii) if there have been no defaults in the Monthly Payments on such Mortgage Asset, deposit an amount equal to the Purchase Price into an escrow account maintained by the Trustee.

                                                                           Original Recorded
    Company Loan        Original Recorded Security Instrument      Assignment of Security Instrument
       Number                 or Certified Copy Thereof               or Certified Copy Thereof*
       ------                 -------------------------               -------------------------

___________________
*     As required with regard to any intervening Assignments.



                                                  [TRUSTEE]
                                                  as Trustee


                                                  By:___________________________
                                                  Its:__________________________

                                  Exhibit B-1

                                                                       Exhibit C

                           FORM OF REMITTANCE REPORT

                    Fremont Mortgage Securities Corporation

          Trust:  ____________________________________________________

          Distribution Date:  ________________________________________

          Reporting Month:    ________________________________________



     The following class, series and collateral information will be included on each Remittance Report, as appropriate:

              Class Level                            Series Level                        Collateral Level
              -----------                            ------------                        ----------------
Class Name                               Asset Proceeds Account -              Scheduled Principal
Pass-Through Rate                          Deposits and Withdrawals            Unscheduled Principal
Beginning Balance                        Balance Information for               Scheduled Interest
Interest Distribution                      Other Accounts                      Beginning Asset Count
Principal Distribution                   Advances on Delinquencies             Ending Asset Count
Realized Losses                          Beginning Balance                     Weighted Average Maturity
Ending Balance                           Interest Distribution                   (WAM)
Total Distribution                       Principal Distribution                Weighted Average Note Rate
Aggregate Realized Losses                Realized Losses                       Weighted Average Net Rate
Original Balance                         Ending Balance                        Weighted Average Pass-
Record Date                              Total Distribution                      Through Rate
Interest Distribution Factor             Aggregate Realized Losses             Delinquency Statistics - 30,
Principal Distribution Factor            Original Balance                        60, and 90 day delinquencies;
Remaining Principal Factor               Remaining Principal Factor              foreclosures and REO's
Scheduled Principal                      Scheduled Principal
Unscheduled Principal                    Unscheduled Principal
Current Interest                         Current Interest
  Recovery/(Shortfall)                     Recovery/(Shortfall)
Accretion                                Accretion

                                  Exhibit C-1

                                                                       Exhibit D

                FORM OF RULE 144A AGREEMENT--QIB CERTIFICATION

                    FREMONT MORTGAGE SECURITIES CORPORATION
               PASS-THROUGH CERTIFICATES, SERIES __-_, CLASS ___

                               ________________
                                    (DATE)


Fremont Mortgage Securities Corporation
175 North Riverview Drive
Anaheim, California  92808
Attention:  President

[Master Servicer]
[Address]
[Address]
Attn: Master Servicing Department

Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the "Purchased Securities"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, the Company, the Master Servicer, the Trustee and the Trust as follows:

     1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act") and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.

     2. The Transferee understands that the Purchased Securities have not been registered under the 1933 Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Securities are registered under the 1933 Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither the Company, the Master Servicer, the Trustee nor the Trust is under any obligation to register the Purchased Securities or make an exemption from such registration available.

     3. The Transferee is acquiring the Purchased Securities for its own account or for the account of a "qualified institutional buyer," and understands that such Purchased Securities may be resold, pledged or transferred only (a) to a person reasonably believed to be such a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act and under applicable state securities laws. In addition, such transfer may be subject to additional restrictions, as set forth in Section 5.05 of the Standard Terms to the Pooling and Master Servicing Agreement.

     4. The Transferee has been furnished with all information that it requested regarding (a) the Purchased Securities and distributions thereon and
(b) the Pooling and Master Servicing Agreement referred to below.

     5. If applicable, the Transferee has complied or will comply in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

                                  Exhibit D-1

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Master Servicing Agreement, dated as of _____________ 1, ____, which incorporates by reference the Standard Terms thereto, among Fremont Mortgage Securities Corporation, the Master Servicer and the Trustee, pursuant to which the Purchased Securities were issued.

     IN WITNESS WHEREOF, the undersigned has caused this Rule 144A Agreement-- QIB Certification to be executed by its duly authorized representative as of the day and year first above written.


                                  [TRANSFEREE]



                                  By:      ____________________________________
                                  Name:    ____________________________________
                                  Title:   ____________________________________

                                  Exhibit D-2

                                                           Annex A1 to Exhibit D

            TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES
            ------------------------------------------------------

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act"), because (a) the Transferee owns and/or invests on a discretionary basis at least $100,000,000 in securities or, if the Transferee is a dealer, the Transferee owns and/or invests on a discretionary basis at least $10,000,000 in securities. The Transferee owned and/or invested on a discretionary basis at least $____________ in securities (except for the excluded securities referred to in paragraph 3 below) as of _______________ [specify a date on or since the end of the Transferee's most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.

     _____    Corporation, etc. The Transferee is an organization described in
              ----------------
              Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other similar institution referenced in Section 3(a)(5)(A) of the Act), a partnership, or a Massachusetts or similar business trust.

     _____    Bank. The Transferee (a) is a national bank or banking institution
              ----
              as defined in Section 3(a)(2) of the 1933 Act and is organized under the laws of a state, territory or the District of Columbia. The business of the Transferee is substantially confined to banking and is supervised by the appropriate state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. bank, and not more than 18 months preceding the date of this certification in the case of a foreign bank or equivalent institution, a copy of which
                                                                ---------------
              financial statements is attached hereto.
              ---------------------------------------

     _____    Savings and Loan. The Transferee is a savings and loan
              ----------------
              association, building and loan association, cooperative bank, homestead association or similar institution referenced in Section 3(a)(5)(A) of the 1933 Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than 18 months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached
                           -------------------------------------------------
              hereto.
              ------

     _____    Broker-dealer. The Transferee is a dealer registered pursuant to
              -------------
              Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     _____    Insurance Company. The Transferee is an insurance company as
              -----------------
              defined in Section 2(13) of the 1933 Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

                                  Exhibit D-3

     _____    State or Local Plan. The Transferee is a plan established and
              -------------------
              maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

     _____    ERISA Plan. The Transferee is an employee benefit plan within the
              -----------
              meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     _____    Investment Adviser. The Transferee is an investment adviser
              ------------------
              registered under the Investment Advisers Act of 1940, as amended.

     _____    Other. The Transferee qualifies as a "qualified institutional
              ------
              buyer" as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a "qualified institutional buyer" as defined in Rule 144A.

     3.       The term "securities" as used herein does not include (a)
                        ----------                 ----------------
securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit, (d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.

     4. For purposes determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Purchased Securities are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.

     6.       Will the Transferee be purchasing           ______       ______
              the Purchased Certificates only               YES          NO
              for the Transferee's own account ?


     If the answer to the foregoing question is "NO", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Purchased Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                  Exhibit D-4

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ____ day of ___________,
_____.



                                  _____________________________
                                  Print Name of Transferee


                                  By:      _________________________________
                                  Name:    _________________________________
                                  Title:   _________________________________
                                  Date:    _________________________________

                                  Fremont Mortgage Securities Corporation
                                  Pass-Through Certificates,
                                  Series ____-__, Class ____.

                                  Exhibit D-5

                                                           Annex A2 to Exhibit D


             TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES
             ----------------------------------------------------

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Purchased Securities (the "Transferee") or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act"), because (a) the Transferee is an investment company (a "Registered Investment Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") and (b) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to in paragraph 4 below) as of ________________ [specify a date on or since the end of the Transferee's most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities to the Transferee or the Transferee's Family of Investment Companies was used.

     _____ The Transferee owned $____________ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     _____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a "series company," as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

     4.       The term "securities" as used herein does not include (a)
                        ----------
securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

     6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Purchased Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                  Exhibit D-6

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ____ of ____________, _____.



                                   ____________________________________________
                                   Print Name of Transferee or
                                   Adviser

                                   By:_________________________________________
                                   Name:_______________________________________
                                   Title:______________________________________

                                   Fremont Mortgage Securities Corporation
                                   Pass-Through Certificates,
                                   Series ___-___, Class ____.


                                   IF AN ADVISER:


                                   ________________________________________
                                   Print Name of Transferee


                                   Date:___________________________________

                                  Exhibit D-7

                                                                       Exhibit E
                         FORM OF TRANSFEREE AGREEMENT

                    FREMONT MORTGAGE SECURITIES CORPORATION
              PASS-THROUGH CERTIFICATES, SERIES ___-_, CLASS ___

                               ________________
                                    (DATE)


Fremont Mortgage Securities Corporation
175 North Riverview Drive
Anaheim, California  92808
Attn:  President

[Master Servicer]
[Address]
[Address]
Attn: Master Servicing Department

Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the "Purchased Securities"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, the Company, the Master Servicer, the Trustee and the Trust as follows:

     1.       Representations and Warranties. The Transferee represents and
              -------------------------------
warrants:

              (a) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Purchased Securities and to enter into this Agreement, and has duly executed and delivered this Agreement.

              (b) The Transferee is acquiring the Purchased Securities for its own account as principal and not with a view to the distribution of the Purchased Securities, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Act").

              (c) The Transferee is an "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act.

              (d) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risk of an investment in the Purchased Securities and can afford a complete loss of such investment;

              (e) The Transferee confirms that the Company has made available to the Transferee the opportunity to ask questions of, and receive answers from, the Company concerning the Company, the Trust, the purchase by the Transferee of the Purchased Securities and all matters relating thereto, and to obtain additional information relating thereto that the Company possesses or can acquire without unreasonable effort or expense.

                                  Exhibit E-1

     2.       Covenants.  The Transferee covenants:
              ---------

              (a) The Transferee will not make a public offering of the Purchased Securities, and will not reoffer or resell the Purchased Securities in a manner that would render the issuance and sale of the Purchased Securities, whether considered together with the resale or otherwise, a violation of the Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

              (b) The Transferee agrees that, in its capacity as holder of the Purchased Securities, it will assert no claim or interest in the Mortgage Assets by reason of owning the Purchased Securities other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Pooling and Master Servicing Agreement and the securities; and

              (c) If applicable, the Transferee will comply in all material respects with respect to the Purchased Securities with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

     3.       Transfer Restrictions.
              ---------------------

              (a) The Transferee understands that the Purchased Securities have not been registered under the Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Securities are registered under the Act and under applicable state law or unless an exemption from such registration is available. If so requested by the Master Servicer or the Trustee, the Transferee and the transferor shall certify to the Company, the Master Servicer and the Trustee as to the factual basis for the registration or qualification exemption relied upon. The Transferee further understands that neither the Company, the Master Servicer, the Trustee nor the Trust is under any obligation to register the Purchased Securities or make an exemption from such registration available.

              (b) In the event that the transfer is to be made within three years of the date the Purchased Securities were acquired by a non-Affiliate of the Company from the Company or an Affiliate of the Company, the Master Servicer or the Trustee may require an Opinion of Counsel (which shall not be an expense of the Company, the Master Servicer or the Trustee) that such transfer is not required to be registered under the Act or state securities laws.

              (c) Any Securityholder desiring to effect a transfer shall, and does hereby agree to, indemnify the Company, the Master Servicer and the Trustee against any liability that may result if the transfer is not exempt under federal or applicable state securities laws.

              (d) The transfer of the Securities may be subject to additional restrictions, as set forth in Section 5.05 of the Standard Terms of the Pooling and Master Servicing Agreement.

     All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Master Servicing Agreement, dated as of _____________ 1, ___, which incorporates by reference the Standard Terms thereto, among Fremont Mortgage Securities Corporation, the Master Servicer and the Trustee, pursuant to which the Purchased Securities were issued.

     IN WITNESS WHEREOF, the undersigned has caused this Transferee Agreement to be executed by its duly authorized representative as of the day and year first above written.

                                  Exhibit E-2

                                                     [TRANSFEREE]

                                 By:      ____________________________________
                                 Name:    ____________________________________
                                 Title:   ____________________________________

                                  Exhibit E-3

                                                                       Exhibit F
                        FORM OF BENEFIT PLAN AFFIDAVIT


Re:  Fremont Mortgage Securities Corporation
     Pass-Through Certificates,
     Series ___-__ (the "Trust"), Class ___


STATE OF ____________________               )
                                            )        ss.:
CITY OF ______________________              )

     Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

     1. I am a duly authorized officer of _______________________ (the "Transferee"), whose taxpayer identification number is ________, and on behalf of which I have the authority to make this affidavit.

     2. The Transferee either (i) is not a Plan Investor or (ii) has provided the Master Servicer and the Trustee, at its own expense, with a Benefit Plan Opinion.

     3. If the Transferee is an insurance company: (i) none of the funds used by it in connection with its purchase of the Securities constitute "plan assets" as defined in the Plan Asset Regulations and (ii) its purchase of the Securities shall not result in the Securities or the assets of the Trust being deemed to be "plan assets" as defined in the Plan Asset Regulations.

     All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Master Servicing Agreement, dated as of _________ 1, ___, which incorporates by reference the Standard Terms thereto, among Fremont Mortgage Securities Corporation, the Master Servicer and the Trustee.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf, by its duly authorized officer this ____ day of _______________, ___.



                                             __________________________________
                                             [Name of Transferee]


                                             By:_______________________________
                                             Its:_______________________________

                                  Exhibit F-1

     Personally appeared before me _______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be a __________________________ of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

     Subscribed and sworn before me this ______ day of ____________, ____.



                                            _________________________
                                            Notary Public



     My commission expires the _______ day of ______________, ____.

                                 Exhibit  F-2

                                                                       EXHIBIT G

                     FORM OF RESIDUAL TRANSFEREE AGREEMENT

                    FREMONT MORTGAGE SECURITIES CORPORATION
               PASS-THROUGH CERTIFICATES, SERIES ___-_, CLASS __

                               _________________
                                    (DATE)


Fremont Mortgage Securities Corporation
175 North Riverview Drive
Anaheim, California  92808
Attn:  President

[Master Servicer]
[Address]
[Address]
Attn: Master Servicing Department


Ladies and Gentlemen:

     In connection with the purchase on the date hereof of the captioned securities (the "Residual Securities"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, the Company, the Master Servicer, the Trustee and the Trust as follows:

     1.   Representations and Warranties. The Transferee represents and
          ------------------------------
          warrants:

          (a) The Transferee's taxpayer identification number is as set forth on the signature page hereof;

          (b) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Residual Securities and to enter into this Agreement, and has duly executed and delivered this Agreement;

          (c) The Transferee represents that (i) it understands that the Residual Securities represent for federal income tax purposes a "residual interest" in one or more real estate mortgage investment conduits (each, a "REMIC") and that, as the holder of the Residual Securities, it will be required to take into account, in determining its taxable income, its pro rata share of the taxable income of each such REMIC, (ii) it understands that it may incur federal income tax liabilities with respect to the Residual Securities in excess of any cash flows generated by such Residual Securities; (iii) it has the financial wherewithal and intends to pay any tax imposed on the income that it derives from the Securities as they become due, and (iv) it has historically paid its debts as they became due and intends to pay its debts as they become due in the future;

          (d) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Residual Securities; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risk of an investment in the Residual Securities and can afford a complete loss of such investment;

                                  Exhibit G-1

          *(e)     The Transferee is acquiring the Residual Securities for its own account as principal and not with a view to the resale or distribution thereof, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Act"); and

          *(f)     The Transferee confirms that the Company has made available to the Transferee the opportunity to ask questions of, and receive answers from, the Company concerning the Company, the Trust, the purchase by the Transferee of the Residual Securities and all matters relating thereto, and to obtain additional information relating thereto that the Company possesses or can acquire without unreasonable effort or expense.

     2.   Covenants.  The Transferee covenants:
          ---------

          1(a)     The Transferee will not make a public offering of the
Residual Securities, and will not reoffer or resell the Residual Securities in a manner that would render the issuance and sale of the Residual Securities whether considered together with the resale or otherwise, a violation of the Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

          (b) The Transferee agrees that, in its capacity as a holder of the Residual Securities, it will assert no claim or interest in the Mortgage Assets by reason of owning the Residual Securities other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Pooling and Master Servicing Agreement and the Securities;

          (c) If applicable, the Transferee will comply with respect to the Residual Securities in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products;

          (d) Upon notice thereof, the Transferee agrees to any future amendment to the provisions of the Pooling and Master Servicing Agreement relating to the transfer of the Residual Securities (or any interest therein) that counsel to the Company or the Trust may deem necessary to ensure that any such transfer will not result in the imposition of any tax on the Trust;

          (e) The Transferee hereby agrees that the Master Servicer or an affiliate thereof will (i) supervise or engage in any action necessary or advisable to preserve the status of each related REMIC as a REMIC, (ii) be, and perform the functions of, each such REMIC's tax matters person ("TMP"), and
(iii) employ on a reasonable basis counsel, accountants, and professional assistance to aid in the preparation of tax returns or the performance of the above;

          (f) The Transferee hereby agrees to cooperate with the TMP and to take any action required of it by the REMIC Provisions in order to create or maintain the REMIC status of each related REMIC;

          (g) The Transferee hereby agrees that it will not take any action that could endanger the REMIC status of any related REMIC or result in the imposition of tax on any such REMIC unless counsel for, or acceptable to, the TMP has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable;

          (h) The Transferee hereby agrees to be bound by all of the provisions of the Pooling and Master Servicing Agreement applicable to the holders of a Residual Security including, but not limited to, Section 5.05 of the Standard Terms (which relates to the transfer of a Residual Security), and acknowledges that each Residual Security will bear a legend setting forth the applicable restrictions on transfer;

          (i) The Transferee hereby agrees that it shall pay any tax or reporting costs borne by a REMIC as result of its purchase of the Residual Securities or any beneficial interest therein in violation of Section

__________________________________

/1/ These representatives and covenants are to be deleted if the Residual Securities are not in Private Securities

                                  Exhibit G-2

5.05 of the Pooling and Master Servicing Agreement to the extent such tax or reporting costs are not paid by the Transferor or by the Trustee out of amounts that otherwise would have been paid to the Transferee;

          (j) The Transferee hereby agrees to indemnify and hold harmless the Company, the Master Servicer, the Trustee, the Trust and each other holder of a Residual Security from and against any tax liability or reporting costs arising from its violation of the restrictions on transfer contained in Section
5.05 of the Pooling and Master Servicing Agreement or its breach of any of its representations, warranties, or covenants contained herein; and

          (k) The Transferee agrees that it will take no action to question or invalidate the interest of the Trust in the Mortgage Assets or seek or maintain any claim or interest in the Mortgage Assets having a priority over the interest of the Trust in such Mortgage Assets.

     3.   Acknowledgments.
          ---------------

          (a) The Transferee acknowledges that, if the Residual Securities are Private Securities, the Residual Securities have not been registered under the Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Securities are registered under the Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither the Company, the Master Servicer nor the Trust is under any obligation to register the Security or make an exemption from such registration available.

          (b) The Transferee acknowledges that if a Residual Security is transferred to a Non-U.S. Person, the transfer will not be recognized by the Withholding Agent (as defined below) unless the Withholding Agent has received from the Transferee an affidavit substantially in the form of Exhibit H-1
                                                              -----------
attached to the Standard Terms to Pooling and Master Servicing Agreement.

          (c) The Transferee acknowledges that if any United States federal income tax is due at the time a Non-U.S. Person transfers a Residual Security, the Trustee or its designated Paying Agent or other person who is liable to withhold federal income tax from a distribution on a Residual Security under sections 1441 and 1442 of the Code and the regulations thereunder (the "Withholding Agent") may (i) withhold an amount equal to the taxes due upon disposition of the Security from future distributions made with respect to the Security to the Transferee (after giving effect to the withholding of taxes imposed on such Transferee), and (ii) pay the withheld amount to the Internal Revenue Service unless satisfactory written evidence of payment of the taxes due by the transferor has been provided to the Withholding Agent. Moreover, the Transferee acknowledges the Withholding Agent may (x) hold distributions on a Security, without interest, pending determination of amounts to be withheld, (y) withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such Transferee on each Security it holds, and (z) pay to the Internal Revenue Service all such amounts withheld.

          (d) The Transferee acknowledges that the transfer of all or part of the Residual Securities that have "tax avoidance potential" (as defined in Treasury Regulations section 1.860G-3(a)(2) or any successor provision) to a Non-U.S. Person will be disregarded for all federal income tax purposes, and that Treasury Regulations or other administrative guidance issued by the Treasury may effectively prohibit the transfer of the Residual Securities to Non-U.S. Persons.

          (e) The Transferee acknowledges that the transfer of the Residual Securities to a U.S. Person will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of the taxes and expenses associated with the security within the meaning of Treasury regulation section 1.860E-1(c)(1).

                                  EXHIBIT G-3

     IN WITNESS WHEREOF, the undersigned has caused this Agreement be validly executed by its duly authorized representative as of the day and year first above written.



                                              __________________________________
                                              [Name of Transferee]

                                              By:      _________________________

                                              Its:     _________________________

                                              Taxpayer ID # ____________________

                                  Exhibit G-4

                                                                     Exhibit H-1

                       FORM OF NON-U.S. PERSON AFFIDAVIT
                      AND AFFIDAVIT PURSUANT TO SECTIONS
                         860D(a)(6)(A) and 860E(e)(4)
               OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


Re:  Fremont Mortgage Securities Corporation
     Pass-Through Certificates,
     Series ___-__  (the "Trust"), Class __

STATE OF ____________________          )
                                       )       ss.:
CITY OF ______________________         )



     Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct and complete:

     1. I am a duly authorized officer of ___________________ (the "Transferee"), and on behalf of which I have the authority to make this affidavit.

     2. The Transferee is acquiring all or a portion of the securities (the "Residual Securities"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

     3. The Transferee is a foreign person within the meaning of Treasury Regulation Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, or (iii) an estate or trust that is subject to United States federal income tax regardless of the source of its income) who would be subject to United States income tax withholding pursuant to Section 1441 or 1442 of the Code on income derived from the Residual Securities (a "Non-U.S. Person").

     4. The Transferee agrees that it will not hold the Residual Securities in connection with a trade or business in the United States, and the Transferee understands that it will be subject to United States federal income tax under sections 871 and 881 of the Code in accordance with section 860G of the Code and any Treasury regulations issued thereunder on "excess inclusions" that accrue with respect to the Residual Securities during the period the Transferee holds the Residual Securities.

     5. The Transferee understands that the federal income tax on excess inclusions with respect to the Residual Securities may be withheld in accordance with section 860G(b) of the Code from distributions that otherwise would be made to the Transferee on the Residual Securities and, to the extent that such tax has not been imposed previously, that such tax may be imposed at the time of disposition of any such Residual Security pursuant to section 860G(b) of the Code.

     6. The Transferee agrees (i) to file a timely United States federal income tax return for the year in which disposition of a Residual Security it holds occurs (or earlier if required by law) and will pay any United States federal income tax due at that time and (ii) if any tax is due at that time, to provide satisfactory written evidence of payment of such tax to the Trustee or its designated paying agent or other person who is liable to withhold federal income tax from a distribution on the Residual Securities under sections 1441 and 1442 of the Code and the regulations thereunder (the "Withholding Agent").

                                 Exhibit H-1-1

     7. The Transferee understands that until it provides written evidence of the payment of tax due upon the disposition of a Residual Security to the Withholding Agent pursuant to paragraph 6 above, the Withholding Agent may (i) withhold an amount equal to such tax from future distributions made with respect to the Residual Security to subsequent transferees (after giving effect to the withholding of taxes imposed on such subsequent transferees), and (ii) pay the withheld amount to the Internal Revenue Service.

      8. The Transferee understands that (i) the Withholding Agent may withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Residual Security it holds and (ii) the Withholding Agent may pay to the Internal Revenue Service amounts withheld on behalf of any and all former holders of each Residual Security held by the Transferee.

     9. The Transferee understands that if it transfers a Residual Security (or any interest therein) to a United States Person (including a foreign person who is subject to net United States federal income taxation with respect to such Residual Security), the Withholding Agent may disregard the transfer for federal income tax purposes if the transfer would have the effect of allowing the Transferee to avoid tax on accrued excess inclusions and may continue to withhold tax from future distributions as though the Residual Security were still held by the Transferee.

     10. The Transferee understands that a transfer of a Residual Security (or any interest therein) to a Non-U.S. Person (i.e., a foreign person who is not subject to net United States federal income tax with respect to such Residual Security) will not be recognized unless the Withholding Agent has received from the transferee an affidavit in substantially the same form as this affidavit containing these same agreements and representations.

     11. The Transferee understands that distributions on a Residual Security may be delayed, without interest, pending determination of amounts to be withheld.

     12. The Transferee is not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Security for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in Section 1381(a)(2)(C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     13. The Transferee agrees to consent to any amendment of the Pooling and Master Servicing Agreement that shall be deemed necessary by the Company (upon the advice of counsel to the Company) to constitute a reasonable arrangement to ensure that no interest in a Residual Security will be owned directly or indirectly by a Disqualified Organization.

     14. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Security to a Disqualified Organization.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Master Servicing Agreement, dated as of _______________, ____, which incorporates by reference the Standard Terms thereto, among Fremont Mortgage Securities Corporation, the Master Servicer, and the Trustee.

                                 Exhibit H-1-2

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf, by its duly authorized officer as of the _______ day of _____________, ____.



                                      __________________________________________
                                      [Name of Transferee]

                                      By:      _________________________________

                                      Its:     _________________________________



     Personally appeared before me ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ______________________ of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.


     Subscribed and sworn before me this ______ day of __________, ___.


                                           __________________________________
                                           Notary Public


     My commission expires the _____ day of ________________, ___.

                                 Exhibit H-1-3

                                                                     Exhibit H-2
                                                                     -----------

                         FORM OF U.S. PERSON AFFIDAVIT
                      AND AFFIDAVIT PURSUANT TO SECTIONS
                         860D(a)(6)(A) and 860E(e)(4)
               OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


Re:  Fremont Mortgage Securities Corporation
     Pass-Through Certificates,
     Series ___-__ (the "Trust"), Class ___

STATE OF ____________________             )
                                          )     ss.:
CITY OF ______________________            )



     Under penalties of perjury, I, the undersigned declare that, to the best of my knowledge and belief, the following representations are true, correct and complete:

     1. I am a duly authorized officer of ______________________ (the "Transferee"), on behalf of which I have the authority to make this affidavit.

     2. The Transferee is acquiring all or a portion of the securities (the "Residual Securities"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

     3. The Transferee either is (i) a citizen or resident of the United States, (ii) a domestic partnership or corporation, (iii) an estate or trust that is subject to United States federal income tax regardless of the source of its income, or (iv) a foreign person who would be subject to United States income taxation on a net basis on income derived from the Residual Securities (a "U.S. Person").

     4. The Transferee is a not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Security for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in (SS)1381(a)(2)(C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     5. The Transferee agrees to consent to any amendment of the Pooling and Master Servicing Agreement that shall be deemed necessary by the Company (upon the advice of counsel to the Company) to constitute a reasonable arrangement to ensure that no interest in a Residual Security will be owned directly or indirectly by a Disqualified Organization.

                                 Exhibit H-2-1

     6. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Security to a Disqualified Organization.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Master Servicing Agreement, dated as of _______________, ____, which incorporates by reference the Standard Terms thereto, among Fremont Mortgage Securities Corporation, the Master Servicer, and the Trustee.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly executed on its behalf, by its duly authorized officer this ____ day of ______,
____.



                                       _________________________________________
                                       [Name of Transferee]


                                       By:      ________________________________

                                       Its:     ________________________________



     Personally appeared before me ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be a _______________ of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.


     Subscribed and sworn before me this ____ day of ________, ____.


                                         _______________________________________
                                         Notary Public



     My commission expires the ____ day of ____________________, ____.

                                 Exhibit H-2-2